Exhibit 10.1

REDACTED COPY
Confidential Treatment Requested(1)

LICENSE AND DEVELOPMENT AGREEMENT

between

ANIKA THERAPEUTICS, INC.

and

GALDERMA PHARMA S.A.

(1) Redacted portions have been marked with brackets containing asterisks ([***]).  The redacted portions are subject to a request for confidential treatment and have been filed separately with the Securities and Exchange Commission.

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LICENSE AND DEVELOPMENT AGREEMENT

THIS LICENSE AND DEVELOPMENT AGREEMENT (this “Agreement”) is made effective as of June 30, 2006 (the “Effective Date”) by and between ANIKA THERAPEUTICS, INC., a Massachusetts corporation having a place of business at 160 New Boston Street, Woburn, Massachusetts 01801 (“ANIKA”), and GALDERMA PHARMA S.A., a Swiss corporation having a place of business at Zugerstrasse 8, Cham CH-6330, Switzerland (“GALDERMA”).  ANIKA and GALDERMA are each referred to by name or as a “Party,” or collectively as the “Parties.”

RECITALS

1.                     ANIKA develops, manufactures and commercializes therapeutic products and devices.  Furthermore, ANIKA has been developing a proprietary product intended for use in cosmetic-dermatological procedures, including cosmetic-tissue augmentation.

2.                     On September 2, 2005, ANIKA submitted a PMA to the FDA for a cosmetic-tissue augmentation product.

3.                     On January 30, 2006, ANIKA received CE Mark approval in the European Union for a cosmetic-tissue augmentation product.

4.                     GALDERMA possesses commercialization capabilities in the dermatological and cosmetic fields.

5.                     ANIKA desires to supply the Current Licensed Product to GALDERMA and GALDERMA desires to purchase the Current Licensed Product from ANIKA and to commercialize, distribute and sell it within the Field and in the Territory pursuant to this Agreement and a Supply Agreement entered into concurrently herewith and intended to be coterminous herewith (the “Supply Agreement”).

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I - DEFINITIONS

When used in this Agreement, each of the following terms shall have the meaning set forth below.  The term shall have the same meaning whether the singular or plural form is used.

“Acquisition Entity” shall have the meaning set forth in Section 12.1(j).

“Additional ANIKA Patent Applications” means the patent applications relating to the Licensed Products and the Field that are contemplated to be filed by ANIKA during the Term in the countries identified in Exhibit D after the Effective Date.

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“Affiliate” of a Person means any company or entity which controls, is controlled by or is under common control with such Person, where control, for purposes of this definition, means (i) the possession, directly or indirectly, of the power to direct the management or policies of a Person or to veto any material decision relating to the management or policies of a Person or a majority of the composition of the board of directors (or similar governing body), in each case, whether through the ownership of voting securities, by contract or otherwise, or (ii) the Beneficial Ownership, directly or indirectly, of at least 50% of the voting securities of a Person.  “Beneficial Ownership” shall be determined in compliance with Rule 13d-3 of the Securities Exchange Act of 1934.

“Agreement” shall have the meaning set forth in the preamble.

“ANIKA” shall have the meaning set forth in the preamble.

“ANIKA IP” means ANIKA Know-How, ANIKA Patents, ANIKA Patent Applications, and Trademark Applications.

“ANIKA Know-How” means Information in ANIKA’s Control, including but not limited to Specifications, which is developed or acquired by ANIKA, either as of the Effective Date or at any time during the Term, which relates to the manufacturing of the Licensed Product in the Field.  Notwithstanding anything herein to the contrary, ANIKA Know-How excludes ANIKA Patents.

“ANIKA Patents” means any patents relating to the Licensed Product and the Field that are Controlled by ANIKA during the Term, including without limitation the Joint Patents.  A list of current ANIKA Patents is recited in Exhibit A, which may be updated from time to time.

“ANIKA Patent Applications” means the patent applications filed by ANIKA identified in Exhibit A.

“Applicable Law” means, with respect to Licensed Product in any country in the Territory, all domestic, foreign, national, federal, state, local, governmental, judicial, arbitral and other laws, statutes, codes, treaties, conventions, rules, regulations, judgments, awards, orders, directives and other pronouncements having the effect of law or similar binding effect, governing the activities contemplated by this Agreement and the Supply Agreement.

“Audit” shall have the meaning set forth in Section 6.5(c).

“Back-up Trademark” means any trademark to be applied for or already registered and/or used in connection with the Licensed Product in any country of the Territory where the Main Trademark is not available.

“Bankruptcy Code” shall have the meaning set forth in Section 17.16.

“Business Day” means a day on which banking institutions in New York, New York are open for business.

“Calendar Quarter” means a quarter in a calendar year.

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“CE Mark” means the procedure defined by the Directive 93/42, dated June 14, 1993, as amended from time to time.

“cGMP” means “Good Manufacturing Practices” as such term is generally understood in the medical device industry, as in effect from time to time.

“Claiming Party” shall have the meaning set forth in Section 14.6.

“Clinical Development” means all activities directly related to human clinical studies.

“Commercialization” means to make a bona fide offering of the Current Licensed Product to the market of which ANIKA is promptly notified in writing by GALDERMA; provided that such notification is not a condition to any such offering.

“Competing Product” shall have the meaning set forth in Section 12.1(j).

“Condition Precedent to Commercial Sale” means, with respect to a given Licensed Product and a given country in the Territory, a Regulatory Approval shall have been issued in such country contemplating at least a 12-month shelf life for such Licensed Product.

“Confidential Information” shall have the meaning set forth in Section 7.1.

“Control” or “Controlling” means, with respect to ANIKA, owned by or possesses the right to grant a license or sublicense without violating the terms of any agreement of ANIKA with any Third Party.

“Current Licensed Product” means a product in finished packaged form [********************] and conforming to the Specifications, but shall not include any Line Extensions.

“Date of First Sale” means, with respect to a country, the date on which a GALDERMA Seller first sells a Licensed Product, in such country within the Territory, to a Third Party in an arms-length commercial transaction in conjunction with a commercial launch of such Licensed Product pursuant to a launch plan reviewed by the Steering Committee.

“Develop” or “Development” means all activities related to developing a product for Clinical Development, and if no Clinical Development is required, obtaining Regulatory Approval, including but not limited to generating any Information in this respect, chemical and analytical development, pre-clinical testing, toxicology, formulation, manufacturing process development, quality assurance and quality control, pharmacokinetics and the development of any assays requested by health authorities; provided that Develop or Development shall not include Clinical Development.

“Dollars” or “$” means lawful money of the United States in immediately available funds.

“Effective Date” shall have the meaning set forth in the preamble.

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“Europe” means, from time to time, the member states of the European Union, including any successor states thereto; provided, however, that from and after June 30, 2006, Europe shall mean those member states of the European Union as of June 30, 2006.

“FDA” means the United States Food and Drug Administration or any successor agency.

“Field” means injectable products for use solely in cosmetic dermatology procedures in humans, including but not limited to the correction of soft tissue contour deficiencies such as wrinkles, folds, and scars, and the enlargement and/or smoothing of the appearance of lips.

“GALDERMA” shall have the meaning set forth in the preamble.

“GALDERMA Seller(s)” means GALDERMA and its permitted sublicensees under Section 4.1.

“HA” means a hyaluronic acid from any source whether as an acid, a pharmaceutically acceptable salt, or a mixture thereof, in any solid or solution phase form thereof or cross-linked or chemically modified hyaluronic acid derivatives [********************].

“HA Product” means a product for use in the Field, one principal component of which is HA.

“Information” means technical information, techniques and data, whether in writing or not, relating to the Licensed Product and its use in the Field and including Product Information, techniques and data, including, but not limited to, screens, models, inventions, practices, methods, knowledge, know-how, skill, experience, test data including pharmacological, toxicological and clinical test data, analytical and quality control data, marketing, pricing, distribution, sales, manufacturing data, processes necessary and sufficient to manufacture the Licensed Product in finished packaged form, Specifications, and patent and legal data or descriptions.

“Initial Marketing Territory” shall have the meaning set forth in Section 3.2.

“Initial Term” shall have the meaning set forth in Section 13.1(a).

“Joint Patents” means the patents jointly owned by ANIKA and the Joint Patent Holder identified in Exhibit A.

“Joint Patent Holder” means [********************] or any related Person.

“Knowledge” means the facts and circumstances that [*********************************

*************************] actually know after reasonable inquiry and investigation.

“Licensed Product(s)” means the Current Licensed Product and any Line Extension developed pursuant to Article II of this Agreement.

“Line Extension(s)” means either (i) a change in the indication(s) for use set forth in the PMA for the Current Licensed Product that expands the applications of the Current Licensed Product or (ii) [************************************************

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*************************].  For avoidance of doubt, a mutually-agreed change in Specifications that satisfies either clause (i) or clause (ii) in the immediately preceding sentence shall, for all purposes under this Agreement, be considered a Line Extension and not solely a change in Specifications, unless the Parties otherwise agree in writing at the time such change is made.  Any variation in the Licensed Product which modifies a Licensed Product to the extent that the Licensed Product does not conform to the definition of Line Extension shall be considered a Next Generation Product to the extent it satisfies the definition thereof.

“Main Trademark” means [********************] or any other trademark designated in writing by GALDERMA on or before [********************] for use in connection with the Licensed Products in the majority of the countries in the Territory.

“Net Sales” means, for sales of Licensed Product in the Territory, the amount invoiced by GALDERMA Sellers to customers, less credits taken and actual payments made for:  (i) discounts, including cash discounts, unit discounts, rebates paid and retroactive price reductions or allowances actually allowed or granted from the billed amount, and (ii) credits or allowances actually granted upon claims, rejections or returns of such sales of Licensed Products, including recalls (provided such recalls are in accordance with Section  of the Supply Agreement and except to the extent ANIKA has otherwise paid for such recall such that GALDERMA receives full payment for the recalled Licensed Products and does not have to refund any portion thereof).  For purposes of calculating “Net Sales,” (a) amounts invoiced are for product sales only and exclude non-product line items such as taxes and shipping charges; (b) a Licensed Product shall be considered “sold” upon the invoicing of such Licensed Product by GALDERMA Sellers to Third Parties; and (c) Samples are to be excluded from both the Dollars and unit count.  The determination of Net Sales shall be consistent with GALDERMA’s recordkeeping for its sales transactions, in particular with the definition of “sale of goods” under IAS 18.14.

“Net Sales Threshold,” [********************

********************	********************
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“Next Generation Product” means any HA Product for use in the Field anywhere in the Territory, the specifications of which differ from the Licensed Product in such a way that it is not covered by the definition of Licensed Product.  For avoidance of doubt, a mutually-agreed change in Specifications that satisfies the conditions in the immediately preceding sentence shall, for all purposes under this Agreement, be considered a Next Generation Product and not solely a change in Specifications, unless the Parties agree in writing otherwise at the time such change is made.

“North America” means the United States and Canada.

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“Party” or “Parties” shall have the meaning set forth in the preamble.

“Patent Costs” means the reasonable fees and expenses paid to outside legal counsel and other Third Parties and preparation, filing, prosecution and maintenance expenses incurred in connection with the establishment and maintenance of Patent Rights.

“Patent Rights” means (i) valid and enforceable patents, including any extension, registration, confirmation, reissue, continuation, divisional, continuation-in-part, re-examination or renewal thereof, and (ii) pending applications for letters patents, in any jurisdiction within the Territory.

“Per Unit Price” means the amount set forth in Exhibit A to the Supply Agreement.

“Person” shall mean any natural person, corporation, firm, limited liability corporation, limited liability partnership, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or any agency or political subdivision thereof.

“Phase IV Studies” means studies requested by health authorities as a condition to obtaining and maintaining any Regulatory Approval in the United States.

“PMA” means a premarket approval application filed with the FDA as defined in 21 CFR Part 814 or any successor provision.

“Price Per Sample” means the amount set forth in Exhibit A to the Supply Agreement.

“Product Development” means the combination of activities defined as Development and Clinical Development.

“Product Information” means any Information in ANIKA’s Control regarding any Licensed Product that is useful or necessary to GALDERMA in connection with the performance of its obligations under Section 3.1.

“Regulatory Approval” means, with respect to a Licensed Product in any country in the Territory, all unrestricted approvals, clearances, registrations and permits required under Applicable Law for first use or sale of such product, whether a medical device and/or drug.

“Regulatory Approval Application” means an application for Regulatory Approval required before commercial sale or use of a Licensed Product as a drug or a medical device in any jurisdiction.

“Samples” means samples of the Licensed Products labeled as such and provided by ANIKA to GALDERMA under Section 2.4 of the Supply Agreement.

“SKU” means each unique packaging configuration for a Licensed Product.

“Specifications” means the specifications attached hereto as Exhibit C for the Current Licensed Product, as amended from time to time by the Steering Committee pursuant to Section 15.4(ii) of this Agreement.

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“Steering Committee” shall have the meaning set forth in Section 15.1 of this Agreement.

 “Supply Agreement” shall have the meaning set forth in the recitals.

“Term” shall have the meaning set forth in Section 13.1(b).

“Territory” initially means the world and thereafter those countries that remain after the loss of countries from the Territory pursuant to Section 5.3 of the Supply Agreement.

“Third Party(ies)” means any entity other than ANIKA, GALDERMA, GALDERMA Sellers, or any Affiliates of ANIKA or GALDERMA.

“Trademark Applications” means the applications filed by ANIKA to register the marks listed in Exhibit B.

“Trademark Clearance Process” means the process of verifying that filing an application for or use of the Main Trademark or Back-up Trademark does not raise the risk of infringing the trademark rights of a Third Party.

“Trademark Creation Process” means the process of creating or otherwise acquiring trademarks for use in connection with the marketing and sale of Licensed Products hereunder.

“Trademark Portfolio” means the Trademark Applications and all other trademarks that have been created by GALDERMA and for which GALDERMA has filed applications or otherwise secured or maintained protection for use in connection with the marketing and sale of Licensed Products hereunder.

“Trademark Registration Process” means the process consisting of the registration of the Main Trademark or Back-up Trademark in any country within the Initial Marketing Territory or any country approved for Product Development by the Steering Committee.

“Unit” means each syringe containing Licensed Product.

“United States” means the United States of America.

“Validity Challenge Claim” shall have the meaning set forth in Section 8.5(a).

ARTICLE II - PRODUCT DEVELOPMENT

2.1.          Product Development of the Current Licensed Product.

(a)           ANIKA shall be responsible for and shall use commercially reasonable efforts to conduct the Product Development of the Current Licensed Product in connection with the obtaining of Regulatory Approval of the Current Licensed Product in the Initial Marketing Territory and in any country approved for Product Development by the Steering Committee pursuant to applicable Product Development plan(s) and budget(s) that shall be prepared by ANIKA.  Such plan(s) and budget(s) shall address the Specifications and timing and shall be agreed to, and adjusted from time to time, as appropriate, by the Steering Committee.

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GALDERMA, at the request of ANIKA, shall provide reasonable assistance to ANIKA in conducting such Product Development for the Current Licensed Product, including without limitation reviewing clinical trials, Regulatory Applications and proposed labeling for the Current Licensed Product.

(b)           All reasonable and reasonably documented costs and expenses associated with the Clinical Development of the Current Licensed Product commenced after the Effective Date that either are required for any Regulatory Approval or are otherwise approved by the Steering Committee, including without limitation ANIKA’s reasonable internal and out-of-pocket expenses associated with such Clinical Development, costs of hiring contract research organizations and all fees and expenses associated with any Regulatory Approval for the Current Licensed Product shall be paid by GALDERMA, except for all costs and expenses related to the PMA and the CE Mark for the Current Licensed Product, which shall be paid by ANIKA.  The costs and expense relating to any [********************], however, shall be shared equally between ANIKA and GALDERMA.  If Clinical Development costs for the Current Licensed Product exceed the budget approved by the Steering Committee for such Clinical Development, then such excess shall be borne by (i) GALDERMA, if such excess resulted from a change in Specifications or a change in the agreed Clinical Development plan requested by GALDERMA or the Steering Committee, required by the FDA or any other regulatory authority or requested by ANIKA and agreed to by GALDERMA, but in each case only to the extent GALDERMA is responsible for such costs pursuant to the preceding sentence or (ii) ANIKA, if such excess resulted from any mismanagement of the agreed upon budget.

(c)           [******************************************************************************** *************************************************************************].

2.2.          Development of Line Extensions.

(a)           Should the Steering Committee decide to pursue any Line Extension, ANIKA shall be responsible for and shall use commercially reasonable efforts to conduct the Product  Development of such Line Extensions pursuant to applicable Product Development plan(s) and budget(s) that shall be prepared by ANIKA, which plan(s) and budget(s) shall address specifications and timing and shall be agreed to, and adjusted from time to time, as appropriate,  by the Steering Committee; provided, however, that GALDERMA shall provide reasonable assistance to ANIKA with such Product Development efforts.  The Parties currently intend that one of the Line Extensions to be pursued will be a [********************] product.  GALDERMA shall bear all reasonable and reasonably documented costs and expenses associated with Clinical Development of any such Line Extension, including without limitation ANIKA’s reasonable internal and out-of-pocket expenses associated with such Clinical Development, costs of hiring contract research organizations and all fees and expenses associated with any Regulatory Approval for any such Line Extension.  If such costs and expenses exceed the budget for such Clinical Development approved by the Steering Committee, then such excess shall be borne by (i) GALDERMA, if such excess resulted from a change in Specifications or a change in the agreed Clinical Development plan requested by GALDERMA or required by the FDA or any other regulatory authority, or requested by ANIKA and agreed to by GALDERMA, or (ii) ANIKA, if such excess resulted from any mismanagement of the agreed upon budget.

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Notwithstanding the foregoing, if the Steering Committee has approved a Line Extension pursuant to Section 2.2(b) and if GALDERMA decides not to proceed with the further Product Development of such Line Extension for any reason, then GALDERMA shall reimburse to ANIKA all of ANIKA’s reasonable and reasonably documented internal and out-of-pocket expenses associated with such Product Development that were not previously reimbursed, such reimbursement not to exceed the estimate of total Product Development costs presented to the Steering Committee pursuant to Section 2.2(b), as adjusted from time to time by the Steering Committee, and provided that, if ANIKA has commenced a clinical trial for any such Line Extension with respect to which GALDERMA decides not to proceed, such reimbursement shall include all of ANIKA’s reasonable and reasonably documented internal and out-of-pocket expenses associated with the completion in full of such clinical trial, unless the Steering Committee determines to terminate such clinical trial prior to completion.

(b)           The Product Development of Line Extensions contemplated by Section 2.2(a) shall be approved by and guided by the Steering Committee pursuant to Product Development plan(s) and budget(s) approved in accordance with Article XV hereof.  Any such Product Development plan(s) shall address design inputs, budgets, an estimate of total Development costs, clinical trial protocols and timing, Product Development timetables, Product Development stages and milestones, the Per Unit Price, the Price Per Sample, sampling plan, pricing pursuant to Section 6.2 and such other issues as the Steering Committee determines are necessary.  In addition, the Parties shall agree to the term of the arrangements with respect to each Line Extension.  To the extent such agreed term is longer than the Initial Term, the Parties shall amend this Agreement as appropriate.

2.3.          Next Generation Products.

(a)           Notwithstanding any provision in this Agreement to the contrary, this Agreement confers no rights to GALDERMA in any Next Generation Product; provided, however, that, if ANIKA wishes to commercialize any Next Generation Product during the Term in any country in the Territory and seeks to outsource such commercialization to a Third Party (it being understood that the engagement of a third party contract sales organization shall not be deemed to be an outsourcing for purposes hereof, provided that such organization specializes in providing marketing and sales support to its customers on a contract basis), then ANIKA shall notify GALDERMA in writing of such intent and provide such information about such Next Generation Product as GALDERMA may reasonably request.  In such case, GALDERMA shall have until the thirtieth (30th) day after actual receipt of such written notice from ANIKA to notify ANIKA in writing whether or not GALDERMA desires to negotiate commercial arrangements concerning such Next Generation Product in one or more countries in the Territory.  If GALDERMA desires to negotiate a commercial arrangement concerning such Next Generation Product, then for sixty (60) days following the actual receipt of such written notice by GALDERMA, GALDERMA and ANIKA shall use commercially reasonable efforts to negotiate such arrangement, provided, however, that neither Party shall be obligated to accept any offer concerning such Next Generation Product or be required to enter into any agreement.  After the termination of such sixty (60) day period, ANIKA may pursue negotiations with Third Parties concerning commercial arrangements regarding the same Next Generation Product and shall be free to enter into any agreements with Third Parties concerning such Next Generation Product on any terms.

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(b)           Notwithstanding any provision in this Agreement to the contrary, this Agreement confers no rights to ANIKA in any Next Generation Product; provided, however, that, if GALDERMA wishes to undertake the development or manufacture of any Next Generation Product during the Term in any country in the Territory and seeks to outsource such development or manufacture to a Third Party, then GALDERMA shall notify ANIKA in writing of such intent and provide such information about such Next Generation Product as ANIKA may reasonably request.  In such case, ANIKA shall have until the thirtieth (30th) day after actual receipt of such written notice from GALDERMA to notify GALDERMA in writing whether or not ANIKA desires to negotiate commercial arrangements concerning such Next Generation Product in one or more countries in the Territory.  If ANIKA desires to negotiate a commercial arrangement concerning such Next Generation Product, then for sixty (60) days following the actual receipt of such written notice by ANIKA, ANIKA and GALDERMA shall use commercially reasonable efforts to negotiate such arrangement, provided, however, that neither Party shall be obligated to accept any offer concerning such Next Generation Product or be required to enter into any agreement.  After the termination of such sixty (60) day period, GALDERMA may pursue negotiations with Third Parties concerning commercial arrangements regarding such Next Generation Product and shall be free to enter into any agreements with Third Parties concerning such Next Generation Product on any terms.

(c)           For the avoidance of doubt, this Section 2.3 shall not apply to any Next Generation Product owned or licensed by any Person that acquires or is acquired by GALDERMA or ANIKA or is merged or otherwise combined with either GALDERMA or ANIKA, as the case may be, at the time of such acquisition, merger or combination.

2.4.          Ownership, Filing of Regulatory Approval Applications and Obtaining Regulatory Approvals.

(a)           ANIKA (i) shall be responsible for and shall use commercially reasonable efforts in filing Regulatory Approval Applications and obtaining and maintaining Regulatory Approvals for Licensed Products in the Initial Marketing Territory and in any country approved for Product Development by the Steering Committee, (ii) shall determine in consultation with the Steering Committee when such Regulatory Approval Applications shall be filed, (iii) shall own all Regulatory Approval Applications and Regulatory Approvals (unless prohibited by Applicable Law), and (iv) shall inform GALDERMA of any action taken in connection therewith.  ANIKA shall bear all costs and expenses associated with Regulatory Approval Applications and Regulatory Approvals for the Current Licensed Product in the United States and in Europe.  GALDERMA shall bear all reasonable and reasonably documented costs and expenses associated with Regulatory Approval Applications and with Regulatory Approvals (x) for the Current Licensed Product in all other countries and (y) for Line Extensions in any country in the Territory.

(b)           Unless prohibited by Applicable Law, all Regulatory Approvals for Licensed Products will be issued under ANIKA’s name and ANIKA will own all relevant documents associated with such Regulatory Approvals and corresponding Regulatory Approval Application materials.  If Applicable Law prohibits the issuance of any Regulatory Approval for Licensed Products under ANIKA’s name, then ownership of such Regulatory Approvals shall be assigned to ANIKA or its designated assignees, to the extent permissible under Applicable Law, upon any

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termination or expiration of this Agreement or earlier if permitted.  ANIKA shall provide GALDERMA with access to an electronic copy of all Regulatory Approvals and Regulatory Approval Applications for Licensed Products.

(c)           ANIKA shall be responsible for all communications with any governmental authority or agency concerning the Licensed Product; provided, however, that if the Applicable Law of a local jurisdiction requires that GALDERMA be responsible for communications with any governmental authority or agency concerning the Licensed Product within such jurisdiction, then this responsibility shall be assigned by ANIKA to GALDERMA within such jurisdiction, and GALDERMA will promptly notify ANIKA of the receipt of any such communication and consult with ANIKA in formulating a response.  ANIKA shall keep GALDERMA closely informed of the contacts with such authorities, forward to GALDERMA any significant written correspondence therewith and allow GALDERMA the opportunity to participate in the portion of any meeting pertaining to any Licensed Product (whether in person, telephonic or otherwise); provided, however, that, if it is not practicable for ANIKA to provide GALDERMA the opportunity to participate in any such meeting, then ANIKA within a reasonable period of time shall update GALDERMA on any significant developments from such meeting concerning the Licensed Products.  GALDERMA agrees and acknowledges that, in fulfilling its obligations under this Section 2.4(c), ANIKA shall be permitted to take reasonable precautions to preserve the confidentiality of trade secrets or commercially sensitive information of ANIKA or Third Parties, including without limitation redacting from any applicable correspondence or documents information that does not pertain to a Licensed Product.

(d)           If ANIKA fails to obtain a Regulatory Approval for a Licensed Product in a country in the Initial Marketing Territory or in any country approved for Product Development by the Steering Committee within a reasonable period of time, as determined by the Steering Committee, GALDERMA shall be relieved of its obligations under Section 12.1(j) solely for such Licensed Product and solely in the country with respect to which such Regulatory Approval failure occurred.

ARTICLE III - COMMERCIALIZATION

3.1.          GALDERMA’s Commercialization Obligations For Licensed Products.  GALDERMA shall be responsible for and shall use commercially reasonable efforts to conduct the Commercialization, sale, offering for sale, advertising, marketing, and/or promotion of all Licensed Products under this Agreement and the Commercialization of any particular Licensed Product in a particular country in the Initial Marketing Territory and in any country approved for Commercialization by the Steering Committee.  As provided in Article XV, the Steering Committee shall review and approve the relevant marketing, sales and other commercialization activities including, at a minimum, a semi-annual review of the global sales and marketing plan.

3.2.          Commencement of Commercialization of the Current Licensed Product.  A GALDERMA Seller shall cause Commercialization to occur on a country by country basis in the following countries: [**************************  **********************************************] (the “Initial Marketing Territory”) within [********************] of the satisfaction of the Condition Precedent to Commercial

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Sale with respect to such country, provided that in no event shall GALDERMA be required to cause such Commercialization to occur prior to [*********************************].

3.3.          Right to Accompany.  Subject to GALDERMA’s reasonable approval, ANIKA, at its expense and upon reasonable notice to GALDERMA, shall have the right to accompany GALDERMA or GALDERMA’s Sellers on any sales or marketing calls to customers or prospective customers; to any conventions and any other marketing events; and to any meetings with any regulatory authorities or any governmental or reimbursement agency or carrier, in each case including without limitation in-person calls and calls facilitated by telephonic or electronic means.

3.4.          Determination Not to Commercialize.  If during the Term GALDERMA decides not to Commercialize a country in the Territory that is in the Initial Marketing Territory or that has been approved for Commercialization by the Steering Committee and provides written notice of such decision to ANIKA, GALDERMA’s right to market and distribute Licensed Products in such country shall immediately terminate for use in such country, all trademarks assigned to GALDERMA pursuant to Article V shall be reassigned to ANIKA at no cost, and ANIKA shall be free to market and distribute Licensed Products in such country or to license such rights to do so to any Third Party.  The termination of marketing and distribution rights pursuant to this Section 3.4 shall not be ANIKA’s exclusive remedy for GALDERMA’s failure to Commercialize any such country.

ARTICLE IV - INTELLECTUAL PROPERTY LICENSE GRANTS

4.1.          ANIKA hereby grants to GALDERMA, for the Term, an exclusive (except as set forth in this Agreement or the Supply Agreement and except as to ANIKA), non-transferable and, upon ANIKA’s receipt of the payment contemplated by Section 6.1(a) below, paid-up license under the ANIKA Patents and Product Information, solely to use, promote, sell, offer to sell, and distribute the Licensed Products in the Field in the Territory and for no other purpose, with a right to grant sublicenses, provided, however, (a) in the United States, GALDERMA may only grant sublicenses to Affiliates or, if approved in advance in writing by ANIKA, such approval not to be unreasonably withheld, to Third Parties and (b) GALDERMA may grant sublicenses in countries other than the United States to its Affiliates or to Third Party distributors (to the extent such Third Party distributors are GALDERMA’s or an Affiliate’s (as the case may be) customary, historical, normal course distributors consistent with past practice) without prior notice or approval by ANIKA, and to other Third Party distributors only upon prior written notice and approval by ANIKA, not to be unreasonably withheld.  With respect to any such sublicensee, GALDERMA shall be responsible for making any payments due under this Agreement to ANIKA resulting from sales made by such sublicensee and the compliance by sublicensee with all applicable terms of this Agreement. GALDERMA shall ensure that any such sublicensee agrees in writing to comply with the provisions of Section 7.1.

4.2.          Notwithstanding anything herein to the contrary, ANIKA shall retain all rights necessary including all such rights under the ANIKA Patents and Product Information in order to fulfill its obligations under this Agreement (including but not limited to its obligation to manufacture and sell Licensed Product to GALDERMA).

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4.3.          Subject only to the rights granted to GALDERMA under this Agreement and the Supply Agreement and the obligations of ANIKA under Sections 2.3 and 11.1(c) hereof, ANIKA maintains all right, title and interest in, to and under the ANIKA Know-How, ANIKA Patents, ANIKA Patent Applications, Additional ANIKA Patent Applications and all Licensed Products.

ARTICLE V - ASSIGNMENT OF RIGHTS IN TRADEMARK APPLICATIONS

5.1.          Trademark Assignment.  ANIKA shall assign each Trademark Application to GALDERMA as soon as is permitted under applicable trademark law, but in any event as promptly as practicable after filing a Statement of Use or an Amendment to Allege Use for such Trademark Application; [***************************************************  *******************************************].  GALDERMA shall have the right to record such assignment with the United States Patent and Trademark Office.

5.2.          Further Actions.  ANIKA hereby agrees that any time after the Effective Date it shall, upon GALDERMA’s request, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered all such further assignments, transfers, conveyances and assurances as may be required for assigning all of ANIKA’s right, title and interest in and to the Trademark Applications to GALDERMA.

5.3.          Trademark Documentation.  ANIKA shall provide GALDERMA all of the trademark-clearance reports prepared in connection with the Trademark Applications.  Within five (5) Business Days after the Effective Date, ANIKA shall notify its trademark agent in the United States of the assignment of the Trademark Applications hereunder, and shall instruct such trademark agent to cooperate with GALDERMA in connection therewith, including without limitation transferring to GALDERMA (or a Person designated by GALDERMA) all of the documents pertaining to the Trademark Applications.

ARTICLE VI - PAYMENTS

6.1.          Payments.  In consideration of the rights and licenses granted under this Agreement, GALDERMA agrees to pay ANIKA the following non-refundable amounts:

(a)           Up-Front Fee.  In consideration of the license grant set forth in Section 4.1 above, GALDERMA agrees to pay to ANIKA a non-refundable upfront payment of one million Dollars ($1,000,000) on the Effective Date.

(b)           Milestone Payments.  GALDERMA agrees to make the following non-refundable, one-time payments to ANIKA upon the occurrence of any of the events specified in Sections 6.1(b)(i)-(iii) below, in each case within thirty (30) days following receipt from ANIKA of a notice and invoice regarding the achievement of each of the following events.

(i)            With respect to the Current Licensed Product, [****************************], payable as follows:

(A)          [****************************************************];

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(B)           [***********************************************];

(C)           [***********************************************];

(D)          [***********************************************];

(ii)           With respect to each Line Extension,

(A)          [****************************************************];

(B)           [****************************************************];

(iii)          With respect to the Licensed Products,

(A)          [****************************************************];

(B)           [****************************************************];

(C)           [****************************************************];

For the avoidance of doubt, GALDERMA shall be required to make each payment contemplated by this Section 6.1(b) only once; it being understood, however, that achievement of multiple milestones in any one instance by ANIKA shall obligate GALDERMA to make payments that are equal in the aggregate to all milestones achieved in such instance, and the payments contemplated by Section 6.1(b)(ii) shall be made with respect to each new Line Extension.

(c)           Licensed Product Royalties.

(i)            Within forty-five (45) days following the completion of each Calendar Quarter during the Term, GALDERMA will pay to ANIKA a quarterly royalty equal to the difference of:

(A)          [****************************************************];

(B)           [****************************************************].

(ii)           [***************************************************************************** ****************************************************].

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(iii)          Royalties shall be paid in respect of all sales of Licensed Products in the Territory for the entire Term of this Agreement and the Supply Agreement, including extensions or renewals thereof.

(iv)          For the avoidance of doubt, GALDERMA shall only be obligated to make the payments under this Section 6.1(c) with respect to Licensed Products supplied by ANIKA or any of its sublicensees pursuant to the terms of the Supply Agreement.

6.2.          Line Extensions.  At the time of approval of any Line Extension, the Steering Committee shall also in good faith establish the Per Unit Price and the pricing under Section 6.1(c) for such Line Extension.  Upon each such approval, the Parties will amend this Agreement and the Supply Agreement to reflect such agreed upon Per Unit Price and pricing.

6.3.          Payment Methods.  All payments under this Agreement shall be paid in Dollars.  Each Party will make all payments to the other under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

6.4.          Payment Terms.  Any past due amounts for any overdue payment under any provision of this Agreement will be subject to a late fee of one percent (1%) per month, or the highest rate allowed by the law governing this Agreement, whichever is less, with such interest accrual commencing on the thirtieth (30th) day after the due date.  All costs of enforcing or collecting payment hereunder, including attorneys’ fees and court costs, shall be paid by the non-prevailing Party.  Breach for non-payment commences on the forty-sixth (46th) day following the due date.

6.5.          Reports and Records.

(a)           During the Term and commencing with the Date of First Sale of a Licensed Product, GALDERMA shall furnish, or cause to be furnished to ANIKA, written reports within fifteen (15) days following the end of each month, showing:

(i)            the Net Sales of each Licensed Product sold during such month and the total for all months of the current calendar year, itemized by each country in the Territory and by each GALDERMA Seller; and

(ii)           the Units of each Licensed Product sold by each of GALDERMA Seller in each country of the Territory, during such month and the total for all months of the current calendar year.

(b)           In the case of sales outside the United States, such sales shall be reported in both local currency as well as Dollars, and for the purposes of this Article VI, shall be converted to Dollars using GALDERMA’s standard, corporate currency conversion methodology and policies.

(c)           GALDERMA shall maintain complete and accurate records, in accordance with IFRS (International Financial Reporting Standards) practices, which are relevant to costs, expenses and payments under this Agreement and such records shall be open during reasonable

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business hours for a period of five (5) years from creation of individual records for reasonable examination at ANIKA’s expense, but not more often than once each year, by a certified public accountant or other representative selected by ANIKA and acceptable to GALDERMA for the sole purpose of verifying the correctness of calculations or such costs, expenses or payments made under this Agreement (the “Audit”).  If GALDERMA disagrees with the calculation of the Audit, the Parties will try to resolve the disagreement in good faith.  In the absence of material discrepancies (in excess of five percent (5%) of the disputed amount) in any request for reimbursement resulting from such Audit, the accounting expense shall be paid by ANIKA.  If material discrepancies do result, GALDERMA shall bear the portion of the reasonable audit expense allocable to such material discrepancies.  Any records or accounting information received from GALDERMA shall be Confidential Information for purposes of Article VII.

(d)           GALDERMA shall provide ANIKA with a preliminary and unaudited report containing the Net Sales for each Calendar Quarter, which shall be divided into aggregate Net Sales in North America and aggregate Net Sales in the rest of the countries in the Territory, within five (5) Business Days following the end of each Calendar Quarter.  These preliminary and unaudited reports will be superseded by the reports furnished under Section 6.5(e).

(e)           GALDERMA shall provide ANIKA with a final report containing the Net Sales country by country for each Calendar Quarter within thirty (30) days following the end of each Calendar Quarter.  Such final reports will be the basis for GALDERMA’s payments to ANIKA under Section 6.1(c).

ARTICLE VII - PUBLICATIONS; TRANSFER OF DATA;
CONFIDENTIALITY; COOPERATION

7.1.          Confidentiality; Exceptions.  The Parties acknowledge that discussions between ANIKA and GALDERMA will necessarily require the exchange of information (including detailed financial and product information) that is considered confidential and proprietary by the disclosing Party.  The Parties agree for themselves and their direct and indirect subsidiaries that any information relating to the business of the disclosing Party which such Party discloses to the other Party pursuant to this Agreement or the Supply Agreement shall be considered “Confidential Information” and shall include, without limitation, (i) the ANIKA Know-How; (ii) earnings, costs, and other financial information; (iii) drawings, formulations, samples, technical data, photographs, specifications, manufacturing methods, testing procedures; (iv) marketing, sales and customer information relating to the disclosing Party’s business; (v) all clinical studies and data developed by either Party in connection with this Agreement or the Supply Agreement; and (vi) all other Information related to Licensed Products.  Except to the extent authorized by this Agreement, or the Supply Agreement or otherwise agreed in writing, the Parties agree that from the Effective Date, subject to and except as permitted by Section 7.4 of this Agreement, each Party shall keep confidential (and shall cause the directors, officers, employees and agents of such Party or its Affiliates and sublicensees to keep confidential) and shall not publish or otherwise disclose or use for any purpose, other than as provided for in this Agreement or the Supply Agreement, the Confidential Information, except to the extent the receiving Party’s (and their Affiliates and sublicensees) employees and/or agents (including consultants) need to know such Confidential Information in order to discharge such Party’s

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obligations and exercise its rights hereunder or thereunder and provided, that in the event any Party uses such Confidential Information for any purpose other than as provided for in this Agreement or the Supply Agreement such use shall constitute a breach of this Agreement or the Supply Agreement, as the case may be.  Each Party will protect the other Party’s Confidential Information from unauthorized use, access or disclosure in the same manner that it protects it own similar Confidential Information.  Confidential Information shall not include information which:

(i)            was in the lawful knowledge and possession of the receiving Party prior to the time it was disclosed to, or learned by, the receiving Party, or was otherwise developed independently by the receiving Party, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the receiving Party;

(ii)           was available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(iii)          became available to the public or otherwise part of the public domain after its disclosure other than through any act or omission of the receiving Party in breach of this Agreement;

(iv)          was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others; or

(v)           was or is requested by a governmental authority or required to be disclosed as a result of a judicial order or decree or applicable law or regulation; provided, however, that the Party whose Confidential Information is the subject of such request or judicial order or decree is given the opportunity (to the extent not violative of applicable law) to contest the request or judicial order or decree prior to any disclosure.

Each Party will be responsible and liable for all breaches of the confidentiality provisions of this Agreement by its directors, officers, employees, agents, sublicensees and Affiliates.

7.2.          Authorized Disclosure; Protective Measures.  Except as provided otherwise in this Agreement or the Supply Agreement, each Party may disclose Confidential Information to Third Parties (including without limitation investors and potential investors, Affiliates, sublicensees, distributors and suppliers) under appropriate terms and conditions that include confidentiality provisions substantially equivalent to those in this Agreement as is necessary to exercise the rights granted, and perform the obligations contained, herein and in the Supply Agreement.  Notwithstanding anything contained herein or in the Supply Agreement to the contrary, each Party agrees and acknowledges that, in fulfilling its obligations under this Agreement or the Supply Agreement, the other Party shall be permitted to take reasonable precautions to preserve the confidentiality of trade secrets or commercially sensitive information of such other Party or Third Parties, including without limitation redacting from any such correspondence or documents information that does not pertain to a Licensed Product.

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7.3.          Publications.  Notwithstanding any other provision of this Agreement, including, but not limited to the provisions of Section 7.4, ANIKA may publish the results of any Product Development activities relating to Licensed Products, with the approval of the Steering Committee.

7.4.          Public Announcements.

(a)           Neither Party shall originate any written publicity, press release or written public announcements whether to the public or press, relating to this Agreement or the Supply Agreement, their existence, the subject matter to which they relate or to any amendment hereto or thereto without the prior written consent of the other Party (not to be unreasonably withheld, conditioned or delayed), save only such announcements that are required by or advisable to be made under Applicable Law or the rules of any securities exchange or Nasdaq, in which case the other Party shall at least be provided with a copy of such announcement prior to its release.  Notwithstanding the foregoing prior written consent requirement, each Party is hereby granted the right to issue a press release (i) with respect to this Agreement and the Supply Agreement without the prior written consent of the other Party in connection with statements in quarterly or annual press releases reporting the Party’s quarterly or yearly financial or operating results to the extent they relate to such financial or operating results, and (ii) upon the happening of the following events:  execution of this Agreement and the Supply Agreement, the filing of any Regulatory Approval Applications, the receipt of any Regulatory Approvals, any significant clinical trial development (including initiation and/or completion of a clinical trial) and Commercialization in any country or region, provided that in the case of clause (ii) the content of such release is reasonably satisfactory to the other Party.

(b)           In the event of such publication, press release or public announcement described in Section 7.4(a) for which the prior written consent of the other Party is required or the content of which must be reasonably satisfactory to the other Party, the Party making the announcement will give the other Party at least reasonable advance notice of the text of the announcement so that the other Party will have an opportunity to comment upon the announcement.  Notwithstanding the foregoing, however, where urgent, unusual and rare circumstances require immediate disclosure upon the advice of the Party’s counsel, a Party will, unless impossible or inadvisable because of legal reasons, provide at least one (1) Business Day’s advance written notice of such disclosure to the other Party.  Notwithstanding anything contained in this Agreement to the contrary, GALDERMA acknowledges that ANIKA is permitted to file this Agreement and the Supply Agreement with the Securities and Exchange Commission and to disclose the terms of this Agreement and the Supply Agreement in ANIKA’s reports or registration statements filed with or furnished to the Securities and Exchange Commission, provided that ANIKA shall use its commercially reasonable efforts to obtain confidential treatment with respect to the commercially sensitive terms contained herein; provided, further, that ANIKA’s ongoing financial reporting of the transactions contemplated by this Agreement or the Supply Agreement in its reports or registration statements filed with or furnished to the Securities and Exchange Commission will be consistent with ANIKA’s past financial reporting practices as may be modified from time to time by the requirements of applicable law, regulation or accounting principles generally accepted in the United States.

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7.5.          Cooperation.  Each Party agrees to provide the other Party, upon reasonable advance request, access to documentation related to the Product Development and commercialization activities being conducted pursuant to this Agreement or the Supply Agreement, including without limitation, protocols, data and stat plans of non-clinical and clinical trials, analytical test methods, Regulatory Applications, proposed labeling for Licensed Products, Third-Party contracts for related services, marketing plans and proposed advertising, marketing and promotional materials; provided, however, that to the extent any such documentation is Confidential Information, the receiving Party shall comply with the provisions of Section 7.1 with respect thereto.  Each of the Parties agrees to provide the other Party, by means of communication through the Steering Committee, with updates as to the Product Development and Commercialization of the Licensed Products via telephonic or in-person meetings, it being the intent of the Parties that such meetings occur on a regular basis.  ANIKA, at its election and upon reasonable notice to GALDERMA, shall have the right to accompany GALDERMA, its Affiliates or any of their representatives to any and all meetings concerning any Licensed Products between GALDERMA or any of its Affiliates or their representatives, on the one hand, and any third party payer, governmental authority, reimbursement agency or carrier, on the other hand.  GALDERMA shall provide ANIKA sufficient prior notice of all such meetings.

ARTICLE VIII - PATENT RIGHTS

8.1.          Title.  Title to all Patent Rights claiming inventions (i) based on ANIKA’s existing intellectual property, (ii) based on any intellectual property created or discovered by ANIKA outside the scope of this Agreement or (iii) created or discovered by any employee of ANIKA or GALDERMA (but with respect to GALDERMA employees, only to the extent such creation or discovery is based on ANIKA’s intellectual property) while performing Product Development of Licensed Products, shall be the sole and exclusive property of ANIKA, with the exception of the Joint Patent Holder’s rights to the Joint Patents.  Title to any inventions and other intellectual property otherwise created or discovered by any employee of GALDERMA and to all Patent Rights claiming such inventions shall be the sole and exclusive property of GALDERMA.

8.2.          Cooperation.

(a)           The Party controlling the filing, prosecution, maintenance, litigation, settlement discussion or negotiation related to any of the patents or patent applications contemplated by this Article VIII shall regularly consult with the other Party and shall keep it fully informed on the progress and status thereof.  The Parties shall in good faith assist one another and cooperate in any such filing, prosecution, maintenance, litigation, settlement discussion or negotiation at the other’s request and at the reasonable expense of the requesting Party, unless otherwise provided in this Article VIII.

(b)           Neither Party shall take any action or enter into any settlement, consent judgment, or any other voluntary final disposition that may materially adversely affect the scope, validity and/or enforceability of ANIKA’s Patents, ANIKA Patent Applications or Additional ANIKA Patent Applications without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

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8.3.          Patent Filings.

(a)           ANIKA shall (i) use its commercially reasonable efforts to ensure that the ANIKA Patent Applications issue into patents, (ii) provide GALDERMA with copies of filings and significant unprivileged correspondence with respect to such applications, (iii) use commercially reasonable efforts to maintain and, in its reasonable discretion, defend the ANIKA Patents against any actions and/or proceedings initiated at a patent office (e.g., reexaminations, oppositions and nullity actions) by Third-Parties during the Term, and (iv) file and prosecute the Additional ANIKA Patent Applications.

(b)           The Parties agree to cooperate with each other and with the Steering Committee to determine in which additional countries it may be necessary or advisable to file, prosecute and maintain one or more of the ANIKA Patents under this Agreement.  The Steering Committee will make such determination with sufficient advance notice so as to permit the filing of a patent application prior to the commercialization of a Licensed Product in the applicable country or countries.  GALDERMA shall use commercially reasonable efforts to ensure that such additional patent applications issue into patents, unless ANIKA elects to prosecute such additional patent applications pursuant to the third sentence of Section 8.3(c) below, in which case ANIKA shall, at its sole cost and expense, use commercially reasonable efforts to ensure that such additional patent applications issue into patents.

(c)           The Patent Costs incurred during the Term with respect to any country listed in Exhibit D (including Patent Costs incurred in connection with PCT patent application [********************], but excluding any Patent Costs incurred in connection with such patent application in respect of local filings in countries not listed on Exhibit D) shall be the sole responsibility of ANIKA.  All Patent Costs incurred with respect to any other jurisdiction shall be the sole responsibility of GALDERMA.  ANIKA retains the right to prepare, file, prosecute and maintain any ANIKA Patent, ANIKA Patent Application or Additional ANIKA Patent Application, including any patent and patent applications relating to an invention developed in any jurisdiction, at ANIKA’s sole cost and expense.

8.4.          Infringement by Third Parties.

(a)           If any Third Party is reasonably believed to infringe any ANIKA Patent covering a Licensed Product in connection with the manufacture, use, sale, offer for sale promotion, distribution or importation of a Licensed Product in any country, the Party first having knowledge of such potential infringement shall promptly notify the other in writing.  The notice shall set forth the known facts of that infringement in reasonable detail.

(b)           ANIKA shall have the right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to infringement of any ANIKA Patent in any country by counsel of its own choice and at its own expense; provided, however, that ANIKA shall reasonably pursue any Third-Party infringement that occurs in a country listed in Exhibit D that materially interferes with GALDERMA’s ability to sell the Licensed Products in such country.  If ANIKA fails to bring an action or proceeding with respect to a Third-Party infringement that occurs in a country listed in Exhibit D within ninety (90) days after a written request by GALDERMA to do so (or, after bringing such an action or proceeding, fails to

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diligently prosecute the same), GALDERMA shall have the right, but not the obligation, to bring and control any such action by counsel of its own choice and at its own expense.  In the event any monetary recovery in connection with an infringement action is obtained, such recovery shall be applied in the following priority: first, to reimburse ANIKA and GALDERMA, as applicable, by the proportion and up to the extent of their out-of-pocket expenses (including reasonable attorneys’ fees and expenses) in prosecuting such infringement; second, 10% of the balance, if any, shall be paid to the Party prosecuting such enforcement action; and third, the remaining balance, if any, to be shared one-half by ANIKA and one-half by GALDERMA.

(c)           If any such Third-Party infringement materially interferes with GALDERMA’s ability to sell the Licensed Product in a jurisdiction for a period of more than ninety (90) days, then GALDERMA shall have the right to elect either (i) to be relieved of its obligations under Section 12.1(j) of this Agreement and Article V of the Supply Agreement solely for such jurisdiction or (ii) to terminate all of GALDERMA’s rights and obligations under this Agreement and the Supply Agreement with respect to such jurisdiction so that thereafter the definition of Territory shall not include such jurisdiction for all purposes under this Agreement and the Supply Agreement.  If such interference has a material adverse effect on aggregate Net Sales of the Licensed Products in the Sales Territory (taken as a whole), GALDERMA shall have the further right to terminate all of its rights and obligations under this Agreement and the Supply Agreement with respect to such Sales Territory so that thereafter the definition of Territory shall not include such Sales Territory for all purposes under this Agreement and the Supply Agreement.  The Parties agree that the remedies provided under this Section 8.4(c) are GALDERMA’s sole and exclusive remedies for ANIKA’s failure to bring an action or proceeding pursuant to Section 8.4(b) after a written request by GALDERMA to do so.

(d)           In the event that ANIKA elects not to exercise its rights set forth in the first sentence of Section 8.4(b) (or, after bringing an action or proceeding, fails to diligently prosecute the same), GALDERMA shall have the right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect to any infringement of the ANIKA Patents, by counsel of its own choice and at its own expense, in any country not listed on Exhibit D.

8.5.          Validity Challenge Claims.

(a)           In the event that any Person shall assert any claim in a legal proceeding that any ANIKA Patent is invalid or unenforceable in any country, or seeks to limit the scope of enforcement thereof (each a “Validity Challenge Claim”), whether in defense against an enforcement action brought by a Party under Section 8.4, by a separate action for declaratory judgment, or in any other legal proceeding, the Party receiving notice of such claim shall promptly notify the other Party.  In response to a Validity Challenge Claim, the Parties and their respective counsel shall cooperate in good faith and shall use commercially reasonable efforts to prepare and co-ordinate their defenses and responses to such Validity Challenge Claim so as to maximize the ability of both Parties to avail themselves of the rights and benefits each has with respect to the ANIKA Patents.

(b)           ANIKA shall have the right, but not the obligation, to defend at its cost any action or legal proceeding with respect to any Validity Challenge Claim relating to any ANIKA Patent; provided, however, that ANIKA shall reasonably defend in any country listed in Exhibit D any

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such Validity Challenge Claim that materially interferes with GALDERMA’s ability to sell the Licensed Products in such country.  If ANIKA fails to commence such a defense with respect to a Validity Challenge Claim in any country listed in Exhibit D within ninety (90) days after a written request by GALDERMA to do so (or, after commencing such a defense, fails to diligently defend the same), GALDERMA shall have the right, but not the obligation, to defend and control any such action by counsel of its own choice and at its own expense.

(c)           If any such Validity Challenge Claim materially interferes with GALDERMA’s ability to sell the Licensed Product in a jurisdiction for a period of more than ninety (90) days, then GALDERMA shall have the right to elect either (i) to be relieved of its obligations under Section 12.1(j) of this Agreement and Article V of the Supply Agreement solely for such jurisdiction or (ii) to terminate all of GALDERMA’s rights and obligations under this Agreement and the Supply Agreement with respect to such jurisdiction so that thereafter the definition of Territory shall not include such jurisdiction for all purposes under this Agreement and the Supply Agreement.  If such interference has a material adverse effect on aggregate Net Sales of the Licensed Products in the Sales Territory (taken as a whole), GALDERMA shall have the further right to terminate all of its rights and obligations under this Agreement and the Supply Agreement with respect to such Sales Territory so that thereafter the definition of Territory shall not include such Sales Territory for all purposes under this Agreement and the Supply Agreement.  The Parties agree that the remedies provided under this Section 8.5(c) are GALDERMA’s sole and exclusive remedies for ANIKA’s failure to defend a Validity Challenge Claim pursuant to Section 8.5(b) after a written request by GALDERMA to do so.

(d)           In the event that ANIKA elects not to exercise its rights set forth in the first sentence of Section 8.5(b) (or, after bringing an action or proceeding, fails to diligently prosecute the same), GALDERMA shall have the right, but not the obligation, to defend and control any action or proceeding with respect to any Validity Challenge Claim, by counsel of its own choice and at its own expense, in any country not listed on Exhibit D.

8.6.          Defense and Settlement of Third Party Claims.

(a)           If a Third Party asserts that a patent owned or licensed by it is infringed by the use, sale, offer for sale, importation, exportation or manufacture of Licensed Product, the Party receiving such notice shall promptly notify the other Party.  Upon initial receipt of such notice, the Parties shall within five (5) Business Days meet to discuss their options for proceeding, which may include, for example, redesigning the Licensed Product(s) at issue, taking a license under the asserted patent as described in Section 8.7, or defending against the alleged infringement as described in this Section 8.6.

(b)           If a Third Party asserts that a United States patent right owned or licensed by it is infringed by the manufacture, use, offer for sale, importation, exportation or sale of a Licensed Product in any country listed in Exhibit D, GALDERMA, upon the reasonable written request of ANIKA, shall as soon as commercially practicable cease the use or sale of such Licensed Product in such country solely during the pendency of such assertion of infringement, and each Party shall have the right, but not the obligation, to defend any action or proceeding with respect to such alleged infringement of such patent by counsel of its own choice and at its own expense; provided, however, that ANIKA shall use reasonable care, with both Parties’ interests in mind, in

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determining whether or not to defend any such action if such action materially interferes with GALDERMA’s ability to sell the Licensed Products in such country.  If ANIKA elects or is required to defend any such action or proceeding, then it shall bear the cost of any settlement, damages or other monetary relief that is awarded, including all attorneys’ fees and expenses.  If ANIKA does not defend and GALDERMA elects to defend any such action or proceeding, then it shall bear the cost of any settlement, damages or other monetary relief that is awarded, including all attorneys’ fees and expenses.  If the Parties elect to jointly defend any such action or proceeding, then they shall share equally in the cost of any settlement, damages or other monetary relief that is awarded, including all attorneys’ fees and expenses.  If neither Party elects to defend any such action or proceeding, ANIKA shall bear all costs related thereto, including without limitation the costs of any default judgment entered against either Party or any of their Affiliates.  The Party bearing the costs of such action or proceeding shall receive the benefit of any recovery of fees, it being understood that if both Parties share in the costs of such action or proceeding, each shall share in such recovery in proportion to its costs.  Neither Party shall settle any such charge of infringement without the advance written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)           If any such Third-Party claim materially interferes with GALDERMA’s ability to sell the Licensed Product in a jurisdiction for a period of more than ninety (90) days, then GALDERMA shall have the right to elect either (i) to be relieved of its obligations under Section 12.1(j) of this Agreement and Article V of the Supply Agreement solely for such jurisdiction or (ii) to terminate all of GALDERMA’s rights and obligations under this Agreement and the Supply Agreement with respect to such jurisdiction so that thereafter the definition of Territory shall not include such jurisdiction for all purposes under this Agreement and the Supply Agreement.  If such interference has a material adverse effect on aggregate Net Sales of the Licensed Products in the Sales Territory (taken as a whole), GALDERMA shall have the further right to terminate all of its rights and obligations under this Agreement and the Supply Agreement with respect to such Sales Territory so that thereafter the definition of Territory shall not include such Sales Territory for all purposes under this Agreement and the Supply Agreement.  The Parties agree that the remedies provided under this Section 8.6(c) are GALDERMA’s sole and exclusive remedies for ANIKA’s failure to use reasonable care in accordance with Section 8.6(b) in determining whether or not to defend a Third-Party assertion that a patent right owned or licensed by it is infringed by the manufacture, use or sale of Licensed Product.

(d)           GALDERMA shall have the right, but not the obligation, to defend an action or proceeding pertaining to a Third-Party assertion that a patent right owned by ANIKA is infringed by the manufacture, use, offer for sale, importation, exportation or sale of Licensed Product, by counsel of its own choice and at its own expense, in any country not listed on Exhibit D.

(e)           Notwithstanding the foregoing, if an action has not been brought or proceeding commenced but an assertion has been made that a patent right owned by a Third Party is infringed by the use or sale and manufacture of any Licensed Product or if the settlement of any action or legal proceeding to which this Section 8.6 applies involves a license, then the provisions of Section 8.7 shall apply.

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8.7.          Third Party Patents.

(a)           If Patent Rights of a Third Party should be in force in any country listed in Exhibit D during the Term covering the manufacture, use or sale of any Licensed Product, and if after receiving a notice from such Third Party it should prove, in GALDERMA’s reasonable judgment after consultation with ANIKA, impractical or impossible for GALDERMA or any GALDERMA sublicensee to continue performing the activities licensed hereunder without obtaining a license from such Third Party under such Patent Rights in said country, then GALDERMA shall promptly notify ANIKA in writing.  If ANIKA agrees in its reasonable discretion that such a license is required (or it is determined pursuant to the procedures below that such a license is required), GALDERMA, upon the reasonable written request of ANIKA, shall as soon as commercially practicable cease the use or sale of Licensed Product in such country until a license is procured from such Third Party, and ANIKA shall use commercially reasonable efforts to procure, at its cost, such license on commercially reasonable terms from the Third Party.  If ANIKA disagrees that such a license is required, but GALDERMA then delivers to ANIKA a legal opinion of an independent patent attorney reasonably satisfactory to ANIKA opining that such a license is more likely than not required, such license shall be deemed to be required, and ANIKA will use commercially reasonable efforts to either procure such license or commence and reasonably prosecute an action or legal proceeding pursuant to Section 8.6 to permit GALDERMA to continue performing the activities licensed hereunder in such country without the need to obtain such license, in each case with ANIKA bearing the cost thereof.  The cost of such patent attorney shall be borne by ANIKA.  If after electing to procure a license and using commercially reasonable efforts to do so, ANIKA is unable to secure an appropriate license, then the Parties shall discuss how to proceed, including whether to redesign the Licensed Product(s) at issue to avoid infringement or to defend the infringement action.

(b)           If any such Third-Party Patent Right materially interferes with GALDERMA’s ability to sell the Licensed Product in a jurisdiction for a period of more than ninety (90) days,  then GALDERMA shall have the right to elect either (i) to be relieved of its obligations under Section 12.1(j) of this Agreement and Article V of the Supply Agreement solely for such jurisdiction or (ii) to terminate all of GALDERMA’s rights and obligations under this Agreement and the Supply Agreement with respect to such jurisdiction so that thereafter the definition of Territory shall not include such jurisdiction for all purposes under this Agreement and the Supply Agreement.  If such interference has a material adverse effect on aggregate Net Sales of the Licensed Products in the Sales Territory (taken as a whole), GALDERMA shall have the further right to terminate all of its rights and obligations under this Agreement and the Supply Agreement with respect to such Sales Territory so that thereafter the definition of Territory shall not include such Sales Territory for all purposes under this Agreement and the Supply Agreement.  The Parties agree that the remedies provided under this Section 8.7(b) are GALDERMA’s sole and exclusive remedies for ANIKA’s failure to comply with the terms of Section 8.7(a).

(c)           GALDERMA shall have the right, but not the obligation, to enter into licensing or other arrangements with any Third Party with respect to Patent Rights in force in any country not listed in Exhibit D, at GALDERMA’s sole cost and expense.

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8.8.          Joint Patent Competitive Product.  If any Third Party launches a product in the United States manufactured under a license from the Joint Patent Holder to any of the Joint Patents that is competitive with any Licensed Product, then GALDERMA shall be relieved of its obligations under Section 12.1(j) hereof and Article V of the Supply Agreement solely with respect to the United States, provided that such competitive product materially interferes with GALDERMA’s ability to sell the Licensed Products in the United States and such interference is not eliminated within ninety (90) days.  If such competitive product has a material adverse effect on aggregate Net Sales of the Licensed Products in North America (taken as a whole) and such effect is not eliminated within ninety (90) days, GALDERMA shall have the further right to terminate all of its rights and obligations under this Agreement and the Supply Agreement with respect to North America so that thereafter the definition of Territory shall not include North America for all purposes under this Agreement and the Supply Agreement.  The Parties agree that this Section 8.8 is GALDERMA’s sole and exclusive remedy if a Third Party launches a product in the United States manufactured under a license from the Joint Patent Holder to the Joint Patents.

8.9.          [***********************************************************************************
****************************************************************************************************
****************************************************************************************************
***************************************************************************************************
*********************************************************************************************].

ARTICLE IX - CREATION, REGISTRATION, MAINTENANCE AND
PROTECTION OF TRADEMARK PORTFOLIO

9.1.          Responsibility for Trademarks.

(a)           GALDERMA shall be solely responsible for and shall have full control over the Trademark Creation Process, the Trademark Clearance Process, the Trademark Registration Process and the maintenance and protection of the Trademark Portfolio.  GALDERMA shall use its commercially reasonable efforts to register or otherwise obtain control over (i) the Main Trademark in the Territory, and (ii) to the extent such trademark is not available in a country in the Territory, one (1) Back-up Trademark for such country.  On or before [********************], (i) GALDERMA shall have identified from among the Main Trademark and the Back-up Trademarks the trademark(s) that GALDERMA shall use for the Commercialization of the Licensed Products in the United States and in the countries in Europe that are in the Initial Marketing Territory and successfully completed the Trademark Creation Process, the Trademark Clearance Process and the Trademark Registration Process in such jurisdictions; and (ii) shall have notified ANIKA in writing of such trademark(s) and the successful completion of such processes.

(b)           During the Term, GALDERMA shall take the following actions in the Initial Marketing Territory and in any country approved for Product Development by the Steering Committee, at its cost:

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(i)            apply to register any Back-up Trademark (as needed);

(ii)           file and prosecute applications to register the Main Trademark and/or Back-up Trademarks (as needed); and

(iii)          maintain the applications and registrations for the Main Trademark and the Back-up Trademarks.

9.2.          Trademark Ownership.  The Parties hereby agree that, except as set forth in this Agreement or the Supply Agreement, GALDERMA shall be the exclusive owner of all of the rights, title and interest in and to the Main Trademark and any Back-up Trademark.  Any trademarks listed on Exhibit B that GALDERMA determines not to use shall be reassigned to ANIKA at no cost and shall be the exclusive property of ANIKA.

9.3.          Trademark Litigation.  During the Term, GALDERMA shall, at its own cost, use its commercially reasonable efforts to defend the rights in the Main Trademark and the Back-up Trademarks, including prosecuting, defending and conducting all proceedings with respect to any Third Party infringing or having infringed any rights in such trademarks in the Initial Marketing Territory and in any country approved for Product Development by the Steering Committee.  GALDERMA shall determine in its sole discretion whether to take any action in a given case.

9.4.          Cooperation.  At GALDERMA’s reasonable request and expense, ANIKA shall assist GALDERMA in defending rights in the Main Trademark or the Back-up Trademarks, including without limitation registration and maintenance.

ARTICLE X - REPRESENTATIONS AND WARRANTIES.

10.1.        Representations and Warranties of ANIKA.  ANIKA hereby represents and warrants to GALDERMA as follows as of the Effective Date:

(a)           ANIKA is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and lawful authority to own, lease and operate its assets and to carry on its business as heretofore conducted.  ANIKA has the full legal right, corporate power and authority to execute and deliver this Agreement and the Supply Agreement and the other agreements contemplated hereby and thereby and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Supply Agreement and the performance by ANIKA of its obligations hereunder and thereunder have been duly authorized by its board of directors, and no further corporate action or approval is required.  The execution and delivery of this Agreement and the Supply Agreement and the performance by ANIKA of its obligations hereunder and thereunder do not and will not violate any material provision of Applicable Law or any provision of the Articles of Organization or By-Laws of ANIKA and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, any contract, mortgage, lien, lease, agreement, indenture, instrument, judgment or decree to which ANIKA is a party.

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(b)           This Agreement and the Supply Agreement have been duly executed and delivered by ANIKA and constitute the valid and binding obligation of ANIKA, enforceable against ANIKA in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.  No action, approval, consent or authorization, including but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary as to ANIKA in connection with the execution and delivery of this Agreement or the Supply Agreement and the performance by ANIKA of its obligations hereunder or thereunder, other than obtaining Regulatory Approvals.

(c)           (i) ANIKA owns all right, title and interest in and to the ANIKA IP (subject to the Joint Patent Holder’s rights therein), free and clear of any options, guarantees, liens, either written, oral, or implied, or any other encumbrances, including any claim of current or former employees or contractors of ANIKA or of any of its Affiliates, and to the extent that any such employees or contractors have developed any ANIKA IP, such parties have validly and irrevocably assigned, or are under an on-going obligation to so assign, to ANIKA all of their rights therein, including intellectual property rights; (ii) ANIKA owns an undivided half-interest in the Joint Patents; (iii) ANIKA has no agreement with any third party with respect to the use of the ANIKA Patents or ANIKA Patent Applications in the Field that currently has any force or effect, (iv) the various studies and clinical trials pertaining to the Current Licensed Product or any predecessor product in the Field were performed in accordance with applicable rules and good clinical practices when they were performed, and (v) except as previously disclosed in writing to GALDERMA, ANIKA has no knowledge of any specific facts or circumstances that would reasonably be expected to lead health authorities in the United States or Europe to require additional human clinical trials prior to Regulatory Approval of the Current Licensed Product.

(d)           Except for rights that have been terminated in writing prior to the Effective Date and no longer have any force or effect, ANIKA has not granted a right to develop, market, sell, promote, or distribute the Current Licensed Product in the Field in the Territory to any Third Party.

(e)           To the knowledge of ANIKA, (i) the ANIKA IP used in the Field does not infringe the rights of any third party and is not the subject of any notice or claim regarding any infringement of any such rights, and (ii) no third party is infringing any ANIKA IP used in the Field.

(f)            (i) Except as previously disclosed in writing to GALDERMA, ANIKA has no knowledge of any facts or circumstances that may affect the validity of any registered ANIKA Patents or concerning whether any third party has a valid claim against ANIKA with respect to any ANIKA IP; (ii) there are no pending or, to ANIKA’s knowledge, threatened claims with respect to any ANIKA IP; and (iii) ANIKA has not asserted or brought any material claim or action against a third party pertaining to any ANIKA IP.

(g)           Except as previously disclosed in writing to GALDERMA, ANIKA has made all necessary and material filings in connection with the ANIKA Patents, ANIKA Patent Applications and Trademark Applications with the United States Patent and Trademark Office to

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permit such patents and trademarks to issue; provided, however, that, notwithstanding any other provision of this Agreement or the Supply Agreement, GALDERMA shall have no recourse against ANIKA for breach of this representation if (i) such breach is capable of being cured, (ii) ANIKA cures any such breach within a reasonable period of time after receiving written notice from GALDERMA of such breach, and (iii) GALDERMA suffers no material loss as a result of such breach.

(h)           Neither this Agreement nor the transactions contemplated hereby shall result in (i) except as set forth herein or in the Supply Agreement, ANIKA granting to any Third Party any right with respect to any ANIKA IP relating to the Field, or (ii) ANIKA being bound by, or subject to, any non-compete or other restriction on the use of the ANIKA IP relating to the Field.

(i)            ANIKA has received no notice from any governmental authority to the effect that it has not materially complied with or is not now in material compliance with material Applicable Laws and regulations relating to the manufacture of the Licensed Products.

(j)            There are no claims, actions, suits or other proceedings pending, or to the knowledge of ANIKA, threatened which, would reasonably be expected to materially and adversely affect the ability of ANIKA to perform its obligations hereunder or under the Supply Agreement.

(k)           ANIKA has not filed for bankruptcy, is not insolvent, has not proposed a compromise or arrangement to its creditors generally, has not had any petition or a receiving order in bankruptcy filed against it, has not made a voluntary assignment in bankruptcy, has not taken any proceeding with respect to a compromise of arrangement with its creditors, has not taken any proceeding to have it declared either bankrupt or liquidated, has not taken any proceeding to have a receiver appointed for any part of its assets, and has not had any execution, charging order, levy or distress warrant become enforceable or become levied upon any of its assets.

10.2.        Representations and Warrantees of GALDERMA.  GALDERMA hereby represents and warrants to ANIKA as follows as of the Effective Date:

(a)           GALDERMA is a corporation duly organized, validly existing and in good standing under the laws of Switzerland and has all requisite corporate power and lawful authority to own, lease and operate its assets and to carry on its business as heretofore conducted.  GALDERMA has the full legal right, corporate power and authority to execute and deliver this Agreement and the Supply Agreement and the other agreements contemplated hereby and thereby and to consummate the transactions contemplated hereby and thereby.  The execution and delivery of this Agreement and the Supply Agreement and the performance by GALDERMA of its obligations hereunder and thereunder have been duly authorized by its board of directors, and no further corporate action or approval is required.  The execution and delivery of this Agreement and the Supply Agreement and the performance by GALDERMA of its obligations hereunder and thereunder do not and will not violate any material provision of Applicable Law or of any provision of the Status of Incorporation of GALDERMA and do not and will not conflict with or result in any breach of any condition or provision of, or constitute a default under, any

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contract, mortgage, lien, lease, agreement, indenture, instrument, judgment or decree to which GALDERMA is a party.

(b)           This Agreement and the Supply Agreement have been duly executed and delivered by GALDERMA and constitute the valid and binding obligation of GALDERMA, enforceable against GALDERMA in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally or by general equitable principles.  No action, approval, consent or authorization, including but not limited to, any action, approval, consent or authorization by any governmental or quasi-governmental agency, commission, board, bureau or instrumentality, is necessary as to GALDERMA in connection with the execution and delivery of this Agreement or the Supply Agreement and the performance by GALDERMA of its obligations hereunder or thereunder, other than obtaining Regulatory Approval.

(c)           There are no claims, actions, suits or other proceedings pending, or to the knowledge of GALDERMA, threatened which, would reasonably be expected to materially and adversely affect the ability of GALDERMA to perform its obligations hereunder or under the Supply Agreement.

(d)           GALDERMA has not filed for bankruptcy, is not insolvent, has not proposed a compromise or arrangement to its creditors generally, has not had any petition or a receiving order in bankruptcy filed against it, has not made a voluntary assignment in bankruptcy, has not taken any proceeding with respect to a compromise of arrangement with its creditors, has not taken any proceeding to have it declared either bankrupt or liquidated, has not taken any proceeding to have a receiver appointed for any part of its assets, and has not had any execution, charging order, levy or distress warrant become enforceable or become levied upon any of its assets.

(e)           GALDERMA is not currently developing any HA Product and has not entered into any agreements concerning any HA Product.

10.3.        NO IMPLIED WARRANTIES.  EXCEPT AS PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESSED, IMPLIED, WRITTEN OR ORAL.  ALL OTHER WARRANTIES, EXPRESS, IMPLIED, WRITTEN OR ORAL, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT, TITLE, FITNESS FOR A PARTICULAR PURPOSE AND ANY IMPLIED WARRANTY ARISING OUT OF A COURSE OF DEALING, CUSTOMER USAGE OR TRADE ARE HEREBY DISCLAIMED.

ARTICLE XI - ANIKA’S GENERAL OBLIGATIONS AND COVENANTS

11.1.        During the Term, ANIKA shall, and shall cause its direct and indirect subsidiaries to:

(a)           Provide to GALDERMA reasonable technical, scientific, sales and marketing support with respect to the Licensed Product, to the extent GALDERMA makes available opportunities to provide such support.

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(b)           Maintain ownership of the Regulatory Approvals for Licensed Products, to the extent consistent with Applicable Law, ANIKA Patents and ANIKA Patent Applications, including without limitation making all filings in connection with such Regulatory Approvals, patents and patent applications.

(c)           Except as contemplated by this Agreement (including without limitation Section 2.3(a) with respect to Next Generation Products) or the Supply Agreement, refrain from (i) soliciting orders for any Competing Product in the Field in the Territory, (ii) selling any Competing Product to any Person (other than GALDERMA Sellers) in the Field in the Territory and (iii) otherwise promoting or distributing any Competing Product in the Field in the Territory.

(d)           Maintain good and unencumbered title to the Licensed Products manufactured and delivered to GALDERMA pursuant to the terms of the Supply Agreement.

(e)           Take security measures that are customary and reasonable in the industry in which ANIKA operates to protect the confidentiality and secrecy of all of the confidential or secret ANIKA IP.

(f)            Timely notify GALDERMA in writing of any suit, claim or complaint known to ANIKA resulting from the manufacture or use of any Licensed Product.

ARTICLE XII - GALDERMA’S GENERAL OBLIGATIONS AND COVENANTS

12.1.        During the Term, GALDERMA shall, and shall cause its direct and indirect subsidiaries to:

(a)           Store and distribute Licensed Product in accordance with direction for storage and use as indicated in the applicable Regulatory Approvals which are in effect at the time of such storage and use;

(b)           Market and sell Licensed Product in accordance with approved labeling for Licensed Product at the time of such distribution, marketing or sales;

(c)           Be responsible for the entire cost of selling, marketing, advertising, promoting and distributing Licensed Product in the Territory except as explicitly set forth herein;

(d)           Supply ANIKA with any information in GALDERMA’s possession or reasonably obtainable, as required under Applicable Law by the FDA or other governmental agencies for U.S. and international regulatory filings related to the sale of the Licensed Product in the Territory;

(e)           Timely notify ANIKA in writing of any suit, claim or complaint known to GALDERMA resulting from the distribution or use of any Licensed Product;

(f)            Timely notify ANIKA in writing of any and all meetings concerning any Licensed Products between GALDERMA or any of its Affiliates or representatives, on the one hand, and

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any regulatory authorities or any governmental or reimbursement agency or carrier, on the other hand;

(g)           Invoice Third Parties (and use its commercially reasonable efforts to ensure any sublicensees invoice) Third Parties appropriately, consistently and on a timely basis with respect to sales of any and all Licensed Products;

(h)           Distribute, market and sell (and use its commercially reasonable efforts to cause other GALDERMA Sellers to distribute, market and sell) the Licensed Products in accordance in all material respects with all Applicable Laws, including without limitation, laws relating to the commercialization, sale, offering for sale, advertising, marketing and/or promotion of the Licensed Products and other applicable drug and medical device laws.

(i)            To the extent required by Applicable Law, keep (and use its commercially reasonable efforts to cause other GALDERMA Sellers to keep) detailed distribution records for each lot number detailing the quantity shipped and the first location where the lot was shipped by GALDERMA;

(j)            Except as contemplated by this Agreement (including without limitation Section 2.3(a) with respect to Next Generation Products) or the Supply Agreement, neither acquire, market, distribute or commercialize any products [****************************] for use in the Field in the Territory (a “Competing Product”), it being understood and agreed that GALDERMA may, without violating this Section 12.1(j), acquire all or substantially all of the equity interests or assets of a Person, have all or substantially all of its equity interests or assets acquired by a Person, or be merged or otherwise combined with a Person  (such Person, in each case, the “Acquisition Entity”), that owns or licenses a Competing Product, provided that GALDERMA determines promptly after the consummation of any such transaction whether to market the Licensed Product or the Competing Product and promptly notifies ANIKA in writing of such determination.  In the event GALDERMA chooses to continue marketing the Licensed Product, GALDERMA shall, or shall cause the Acquisition Entity to, as the case may be, cease marketing the Competing Product as promptly as practicable.  In the event GALDERMA chooses to market the Competing Product, GALDERMA shall promptly provide an irrevocable written notice of termination to ANIKA pursuant to Section 13.3(a), shall market both the Licensed Product and the Competing Product with substantially equivalent marketing efforts during the period pending termination of this Agreement and the Supply Agreement, which ANIKA may accelerate at its option (provided that in no event may ANIKA terminate this Agreement before GALDERMA consummates the proposed transaction with the Acquisition Entity), and shall pay upon such termination the amount required under Section 13.3(a).  Notwithstanding the preceding sentence, if any governmental authority prohibits the marketing of both such products in any jurisdiction, GALDERMA shall be permitted to terminate this Agreement and the Supply Agreement with respect to only such jurisdiction, such termination to be effective upon the consummation of the proposed transaction with the Acquisition Entity;

(k)           Refrain from distributing, soliciting orders for or selling Licensed Products to any Person for sales which GALDERMA knows or believes are intended to be distributed to users outside the Territory; and

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(l)            Furnish to ANIKA (i) all advertising, marketing and promotional materials that contain product claims related to Licensed Products and are principally intended for use in the United States, including, without limitation, any content to be displayed on any website, for ANIKA’s review and approval (which approval shall not be unreasonably withheld, delayed or conditioned and shall be deemed granted if ANIKA does not deliver an objection in writing to GALDERMA concerning any such furnished material within five (5) Business Days of ANIKA’s actual receipt of such furnished material), and (ii) on a quarterly basis after initial use, all advertising, marketing and promotional materials that contain product claims and are intended for use in any jurisdiction other than the United States for ANIKA’s review.

ARTICLE XIII - TERM AND TERMINATION

13.1.        Term.

(a)           This Agreement and the Supply Agreement shall commence on the Effective Date and shall remain in effect for ten (10) years (“Initial Term”), subject to the termination and extension provisions set forth herein.

(b)           After the Initial Term, this Agreement and the Supply Agreement shall automatically renew for one (1) additional three (3)-year period (together with the Initial Term, the “Term”), [**************************************, *****************************************************************************], unless GALDERMA provides written notice to ANIKA at least twelve (12) months prior to the expiration of the Term that it does not wish to renew this Agreement and the Supply Agreement, or unless terminated earlier in accordance with the provisions of this Agreement.

13.2.        Termination by Either Party.  Notwithstanding any of the foregoing, this Agreement and the Supply Agreement may be terminated, but only if both agreements are simultaneously terminated, by a Party upon written notice to the other Party of its intent to terminate under this Section 13.2 upon the occurrence of any of the following:

(a)           a material breach of any term or condition of this Agreement or the Supply Agreement by the other Party which is amenable to cure, and the breaching Party shall have failed to cure such breach within ninety (90) days from the receipt by it of written notice thereof from the other Party; it being understood and agreed that with respect to ANIKA’s obligations under Section 4.2 of the Supply Agreement, the failure by ANIKA to supply GALDERMA with at least [********************] of the monthly quantities of Licensed Product included in GALDERMA’s Purchase Orders (as defined in the Supply Agreement) and binding on ANIKA in accordance with Specifications for [********************] consecutive months shall constitute a material breach; provided, however, that ANIKA may cure such material breach by fulfilling its supply obligation shortfall from the previous [********************] in the succeeding [********************]; provided, further, that ANIKA may not avail itself of such cure right more often than once in any consecutive [********************] period;

(b)           the other Party commits a material breach of this Agreement or the Supply Agreement which is not amenable to cure;

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(c)           the other Party shall commence any case, proceeding or other action (A) under any applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, provided, however, this subclause shall not apply to any Affiliate of such other Party, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets;

(d)           there shall be commenced against the other Party any such case, proceeding or other action referred to in clause (c) of this Section 13.2 which results in the entry of an order for relief;

(e)           the other Party taking any action authorizing, or in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above in clauses (c) or (d) of this Section 13.2;

(f)            the other Party admitting in writing its inability to pay its debts as they become due;

(g)           if by reason of force majeure, as described in Section 17.11, the obligations imposed hereunder or thereunder cannot be discharged by the other Party for a period of more than three (3) consecutive months, provided that if at the end of such three (3) month period ANIKA and GALDERMA agree that such force majeure will not exist for an additional three (3) months, then this termination right shall not be exercisable until the expiration of such additional three-month period and shall be of no force or effect with respect to such force majeure event if such other Party resumes performance under this Agreement and the Supply Agreement by the end of such additional three (3) month period; or

(h)           if as a result of a requirement by health authorities in the United States or Europe that additional human clinical trials be conducted to obtain Regulatory Approval of the Current Licensed Product in the United States and Europe providing for a 12-month shelf life, it becomes apparent, by clear and convincing evidence and after consultation with the Steering Committee, that ANIKA will not be able to obtain Regulatory Approval of the Current Licensed Product in the United States and Europe [*****************************************], provided that a termination notice is delivered to the other Party within sixty (60) days of such requirement becoming known to the Parties, it being understood that the Party first receiving notice of such requirement shall promptly communicate the same in writing to the other Party; provided, however, that GALDERMA may not terminate this Agreement and the Supply Agreement under Sections 13.2(c)-(f), if ANIKA has not materially breached the Supply Agreement.

13.3.        Termination by GALDERMA.  GALDERMA may terminate this Agreement and the Supply Agreement, but only if both agreements are simultaneously terminated:

(a)           Without cause, at any time, upon [********************] advance written notice to ANIKA during the [********************] of the Term and upon [********************] advance written notice to ANIKA at all times thereafter, with such

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termination becoming effective at the end of the applicable notice period and subject to the payment of the amounts set forth in the immediately succeeding sentence.  Upon such termination, GALDERMA will pay to ANIKA the greater of:

(i)            [**********************************************************]

(ii)           [**********************************************************].

(b)           Upon thirty (30) days’ written notice to ANIKA in the event that GALDERMA’s sale of the Current Licensed Product in the United States and/or Europe is prohibited or materially restricted by executive, legislative or judicial order or by an order or action by the regulatory authorities (including the FDA, European Agency for the Evaluation of Medicinal Products, or National European Agencies) for a period that exceeds [********************], provided that if at the end of such [********************] period ANIKA and GALDERMA agree that such order or action will not prohibit or materially restrict such sales after an additional [********************], then this termination right shall not be exercisable until the expiration of such additional three-month period and shall be of no force or effect with respect to such order or action if such order or action is rescinded in full by the end of such additional three (3) month period; provided, however, that if this right of termination is exercised by GALDERMA in connection with a breach of any covenant, representation or warranty for which ANIKA is entitled to indemnification, then this right of termination shall in no way impact the ability of ANIKA to enforce its indemnification rights.

(c)           Upon thirty (30) days’ written notice to ANIKA, if any patent claim, action or proceeding contemplated by Sections 8.4, 8.5, 8.6 or 8.7 has a material adverse effect on aggregate Net Sales of Licensed Products in the Territory (taken as a whole).

(d)           Upon thirty (30) days’ written notice to ANIKA, if GALDERMA at any time prior to the first Date of First Sale in any country in the Initial Marketing Territory discovers or is notified of any legitimate and material safety issue concerning a Licensed Product that is not resolved within a period of six (6) months after written notice thereof to ANIKA.

(e)           [************************************************************].

(f)            [************************************************************].

13.4.        Milestone Payments.  GALDERMA shall not be required to make the payments contemplated by Sections 6.1(b)(i) and 6.1(b)(ii) during ANIKA’s cure period under Section 13.2(a) or any termination-notice period under Section 13.3 if such payments are earned by ANIKA within such periods; provided, however, that all such payments that become due during any such cure or termination-notice period shall be paid in full immediately upon cure of any breach or default in accordance with Section 13.2(a) or rescission of any termination notice.

13.5.        Termination by ANIKA.  ANIKA may terminate this Agreement and the Supply Agreement, but only if both agreements are simultaneously terminated:

(a)           At any time, upon nine (9) months advance written notice to GALDERMA during the first three (3) years of the Term and upon six (6) months advance written notice to

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GALDERMA at all times thereafter, with such termination becoming effective at the end of the applicable notice period and subject to the payment of the amounts set forth in the immediately succeeding sentence, but only if in any twelve (12)-month period commencing after the commencement of Commercialization in the United States and in any one of the countries in Europe that is in the Initial Marketing Territory GALDERMA’s Net Sales total is less than the Net Sales Threshold for such twelve (12)-month period.  Upon such termination, ANIKA will pay to GALDERMA the greater of:

(i)            [**********************************************************]

(ii)           [**********************************************************].

(b)           Upon written notice to GALDERMA delivered to GALDERMA on or before January 31, 2007, if GALDERMA does not meet its obligation set forth in the last sentence of Section 9.1(a).

13.6.        Results of Termination.

(a)           Upon expiration or termination of this Agreement and the Supply Agreement for any reason, all rights and licenses granted to GALDERMA pursuant to this Agreement and the Supply Agreement shall immediately terminate, and GALDERMA and all GALDERMA Sellers shall discontinue all marketing and distribution of the Licensed Products; provided, that GALDERMA shall be permitted to continue marketing and distributing the Licensed Products for a period of three (3) months if ANIKA has not repurchased all Licensed Products in GALDERMA’s possession pursuant to Section 13.6(f).

(b)           Upon expiration or termination of this Agreement and the Supply Agreement for any reason, each Party shall provide the other Party, at no cost to the other Party, copies of all relevant unprivileged communications and correspondence with and from regulatory agencies pertaining to the Licensed Products and copies of all relevant marketing and promotional materials, including without limitation customer lists.

(c)           Upon expiration or termination of this Agreement and the Supply Agreement for any reason, each Party shall promptly upon request return to the requesting Party all of the requesting Party’s relevant records, materials and Confidential Information relating to the Licensed Product in the possession or control of the other Party or its sublicensees.

(d)           Termination or expiration of this Agreement and the Supply Agreement for any reason shall not terminate GALDERMA’s obligation to pay ANIKA all payments earned, payable or accrued pursuant to this Agreement or the Supply Agreement, including without limitation for Licensed Product which has been shipped to GALDERMA; provided, in the case of a termination by ANIKA pursuant to Section 13.5(a) or by GALDERMA upon ANIKA’s breach of this Agreement or the Supply Agreement, that ANIKA shall repurchase all of GALDERMA’s or GALDERMA’s Sellers’ unsold inventory of Licensed Product in merchantable condition or having a remaining shelf life acceptable to ANIKA at the applicable Per Unit Price; provided that GALDERMA is unable in good faith to sell such inventory or any portion thereof to one or more Third Parties.

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(e)           Upon expiration or termination of this Agreement or the Supply Agreement for any reason, ANIKA shall retain all payments made by GALDERMA under this Agreement or the Supply Agreement; provided, however, that ANIKA shall refund to GALDERMA all Product Development costs and expenses paid by GALDERMA with respect to the Current Licensed Product pursuant to Article II and any milestone payments made pursuant to Section 6.1(b) if this Agreement and the Supply Agreement are terminated pursuant to Section 13.2(h), 13.3(b), 13.3(c), 13.3(d) or 13.3(f) at any time prior to September 30, 2007.

(f)            Upon expiration or termination of this Agreement and the Supply Agreement for any reason, ANIKA shall have the right to purchase all of GALDERMA’s or GALDERMA’s Sellers’ unsold inventory of Licensed Product in merchantable condition or having a remaining shelf life acceptable to ANIKA, at the applicable Per Unit Price.

(g)           Upon expiration or termination of this Agreement and the Supply Agreement for any reason, ANIKA may elect that GALDERMA assign and transfer all right, title and interest in and to the Trademark Portfolio and the associated goodwill to ANIKA in exchange for:

(i)            in the case ANIKA or any of its Affiliates distributes the Licensed Product directly, [************************************************************** ********************************************]

(ii)           in the case ANIKA licenses the distribution of the Licensed Product to a Third Party:

(A)          [****************************************************** ***************************************************************]

(B)           [****************************************************** ************************************************].

Such sales or re-licensing shall be at ANIKA’s sole discretion, and such payments shall be due to GALDERMA within thirty (30) days after receipt of such upfront, non-refundable payments or royalties from ANIKA’s new licensee, as the case may be.  ANIKA shall in good faith seek to structure any such new license and distribution arrangement so as not to deprive GALDERMA of the benefits of this Section 13.6(g)(ii).

(h)           From and after any termination of this Agreement and the Supply Agreement by ANIKA pursuant to Section 13.2(h) after notice in writing from GALDERMA to ANIKA stating that GALDERMA is willing to continue with the arrangements contemplated hereby and thereby without changing the terms or conditions of this Agreement or the Supply Agreement, ANIKA shall be prohibited, for a period of [********************], from promoting, soliciting orders for, selling or otherwise distributing any HA Products for use in the Territory, and from entering into any agreement with respect to any of the foregoing, in each case without first for a period of sixty (60) days offering GALDERMA the opportunity to license and distribute such HA Product on substantially the same or, from GALDERMA’s perspective, better terms as those contained herein; provided, however, that (i) GALDERMA shall not be obligated to accept any offer concerning such HA Product or be required to enter into any agreement and (ii) ANIKA shall not be obligated to accept any counteroffer by GALDERMA that is more favorable to GALDERMA

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than ANIKA’s original offer.  If such sixty (60) day period expires without the Parties reaching an agreement (for avoidance of doubt, it being understood that acceptance by GALDERMA of ANIKA’s offer shall constitute an agreement), ANIKA may pursue negotiations with Third Parties concerning commercial arrangements regarding the same HA Product and shall be free to enter into any agreements with Third Parties concerning such HA Product on any terms.

13.7.        Accrued Rights; Surviving Obligations.

(a)           Termination of this Agreement and the Supply Agreement for any reason shall be without prejudice to any Party’s obligations which shall have accrued prior to such termination, or to the remedy, in accordance with the terms herein or therein, of either Party in respect of any previous breach of any covenant contained herein or therein, as applicable.

(b)           Such termination shall not relieve either Party from obligations that are indicated to survive termination or expiration of this Agreement and the Supply Agreement.

(c)           Notwithstanding any provision to the contrary herein, the following provisions shall survive any termination or expiration of this Agreement and the Supply Agreement:

(i)            This Agreement:

(A)          Articles:  I (Definitions); VII (Publications; Transfer of Data; Confidentiality; Cooperation); X (Representations and Warranties); XIV (Indemnification); XVI (Dispute Resolution); and XVII (Miscellaneous); and

(B)           Sections:  13.6 (Results of Termination); 13.6(h) (Accrued Rights; Surviving Obligations); and 13.8 (Termination Not Sole Remedy).

(ii)           Supply Agreement:

(A)          Articles:  I (Definitions); VI (Manufacturing Transfer); and XIV (Coordination with License Agreement).

(d)           Each Party acknowledges and agrees that, following termination or expiration of this Agreement and the Supply Agreement, the terms and conditions of this Agreement and the Supply Agreement shall be treated as Confidential Information of the other Party and shall be subject to the confidentiality provisions hereof.

13.8.        Termination Not Sole Remedy.  Termination is not the sole remedy under this Agreement or the Supply Agreement and, whether or not termination is effected, all other remedies will remain available except as agreed to otherwise herein.

ARTICLE XIV - INDEMNIFICATION

14.1.        Indemnification by ANIKA.  ANIKA and its direct and indirect subsidiaries shall indemnify, defend and hold harmless GALDERMA, and any Affiliates of GALDERMA, together with their respective officers and directors, from and against any and all losses (except

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lost profits and consequential losses claimed directly by GALDERMA, as opposed to those claimed by a Third Party, and subject to Section 17.17), including compensatory losses for personal injury, damages, liabilities, costs and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or in connection with:

(a)           the breach of any of ANIKA’s representations and warranties made hereunder or under the Supply Agreement;

(b)           the breach by ANIKA of any of its obligations, covenants or undertakings hereunder or under the Supply Agreement;

(c)           any grossly negligent act or omission of ANIKA in connection with the design, Development, manufacture, packaging, testing, warehousing, handling or use of the Licensed Product;

(d)           any claim, action or proceeding initiated by the Joint Patent Holder against GALDERMA or ANIKA arising out of the Joint Patent Holder’s joint ownership of any Joint Patent or any agreement in respect thereof; or

(e)           any illness or personal injury, including death, or property damage relating to the Licensed Products, to the extent resulting from ANIKA’s negligence; provided, however, that, except as otherwise provided in Section 11.1(c) of the Supply Agreement, in circumstances in which this Agreement or the Supply Agreement provides to GALDERMA a sole and exclusive remedy, nothing in this Section 14.1 is intended, or shall be interpreted, to provide GALDERMA, its successors or permitted assigns with any additional remedy, benefit or recovery, unless any of ANIKA’s representations and warranties under Section 10.1 were untrue when made, in which case GALDERMA shall be entitled to indemnification pursuant to Section 14.1(a).

14.2.        Indemnification by GALDERMA.  GALDERMA and its direct and indirect subsidiaries shall indemnify, defend and hold harmless ANIKA and any Affiliates of ANIKA, together with their respective officers and directors, from and against any and all losses (except lost profits and consequential losses claimed directly by ANIKA, as opposed to those claimed by a Third Party, and subject to Section 17.17), including compensatory losses for personal injury, damages, liabilities, costs and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or in connection with:

(a)           the breach of any of GALDERMA’s representations and warranties made hereunder or under the Supply Agreement;

(b)           the breach by GALDERMA of any of its obligations, covenants or undertakings hereunder or under the Supply Agreement;

(c)           any claim made by GALDERMA Sellers, as to the safety or effectiveness of the Licensed Product or the use to be made of the Licensed Product by any purchaser of Licensed Product, contained in any advertising or other promotional material created and disseminated by GALDERMA Sellers to the extent that such claim is not supported by the Licensed Product label

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and package insert as approved by the FDA in the PMA (or, in other countries, the appropriate governmental body having authority to approve the Licensed Product, label, and package insert for marketing in such country);

(d)           any other act or omission of the GALDERMA Sellers in connection with marketing, promotion, and sale of Licensed Product, including the storage, handling and distribution by GALDERMA Sellers of Licensed Product;

(e)           GALDERMA Sellers’ use, sale or disposition of Licensed Products where such Licensed Products incorporate changes made by GALDERMA Sellers to the applicable Specifications or packaging, or changes made by GALDERMA Sellers to any Regulatory Application with respect to Licensed Product which ANIKA has not approved;

(f)            any claim of trademark infringement with regard to a Licensed Product sold by or manufactured for a GALDERMA Seller;

(g)           any use, sale or disposition of a Licensed Product in any country in the Territory in which Regulatory Approval for such product was not obtained at or prior to, or effective as of, the time of such use, sale or disposition; or

(h)           any illness or personal injury, including death, or property damage relating to the Licensed Products, to the extent resulting from GALDERMA’s negligence.

14.3.        Shared Responsibility.  The Parties agree that in the event of any and all losses (except lost profits and consequential losses claimed directly by either Party, as opposed to those claimed by a Third Party, and subject to Section 17.17), including compensatory losses, damages, liabilities, costs and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or in connection with any illness or personal injury, including death, or property damage relating to the Licensed Products, to the extent resulting from neither ANIKA’s negligence nor GALDERMA’s negligence, such losses shall be borne equally by the Parties.

14.4.        Exculpation of ANIKA.  Notwithstanding anything contained in this Agreement to the contrary, the Parties agree that ANIKA shall have no liability to GALDERMA under this Article XIV for claims, losses, or liability of any kind based upon or related to:

(a)           changes made by GALDERMA Sellers to the Specifications or packaging, or changes made by GALDERMA Sellers to any Regulatory Application with respect to Licensed Product;

(b)           sale or disposition of Licensed Products by GALDERMA Sellers for any use other than the uses specified by the accompanying package inserts;

(c)           use, sale or disposition of Licensed Products by GALDERMA Sellers in combination with devices or Licensed Products not licensed hereunder, where such combined sale or disposition is the sole cause of an infringement claim and whereas such Licensed Products would not themselves be infringing;

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(d)           sale or disposition of Licensed Products by GALDERMA Sellers in or for an application or environment for which such Licensed Products were not approved by the FDA or other applicable governmental or regulatory agency; or

(e)           modifications of Licensed Products by GALDERMA Sellers;

in each case to the extent such changes, uses, sales, dispositions or modifications give rise to the claim, loss or liability and have not been approved by ANIKA or the Steering Committee.

14.5.        Exculpation of GALDERMA.  Notwithstanding anything contained in this Agreement to the contrary, the Parties agree that GALDERMA shall have no liability to ANIKA under this Article XIV for claims, losses or liability of any kind based upon or related to:

(a)           the design, manufacturing, packaging, sterilization, testing, warehousing or handling of the Product by ANIKA;

(b)           ANIKA’s use, sale or disposition of Licensed Products where such Licensed Products incorporate changes made by ANIKA to the Specifications;

(c)           sale or disposition of Licensed Products by ANIKA in or for an application or environment for which such Licensed Products were not approved by the FDA or other applicable governmental or regulatory agency; or

(d)           modification of Licensed Products by ANIKA;

in each case to the extent such changes, uses, sales, dispositions or modifications give rise to the claim, loss or liability and have not been approved by GALDERMA or the Steering Committee.

14.6.        Indemnification Procedures.  If GALDERMA or ANIKA intends to claim indemnification under this Article XIV as a result of a Third Party claim or suit, such Party (the “Claiming Party”) shall (i) promptly notify the other Party in writing of any claim or loss for which it intends to claim such indemnification, (ii) use its commercially reasonable efforts to cooperate with the other Party and its legal representatives in the investigation of any claim or loss covered by this Article XIV, and (iii) allow the other Party to control the defense and/or disposition of such suit or claim; provided that the Claiming Party shall have the right to participate at its own expense through counsel of its own choosing.  Neither Party shall have any indemnification obligations hereunder to the extent that such Party’s ability to defend such suit or redress such loss is materially prejudiced by the Claiming Party’s failure to perform the obligations under subclause (ii) of the preceding sentence.  No claim shall be settled for which any Indemnifying Party shall be liable without the advance written consent of both the indemnifying Party and the Claiming Party, which consent shall not be unreasonably withheld.

14.7.        Cooperation.  GALDERMA and ANIKA hereby agree to reasonably cooperate in the defense of any Third-Party claim.  Each Party further agrees to make available to the other such of its employees, documents and expertise as are reasonably required in the mutual defense of such Third-Party claim.

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14.8.        Mitigation of Damages.  Each Party shall (and shall cause its Affiliates to) use reasonable commercial efforts to pursue all legal rights and remedies available in order to minimize the losses for which indemnification is provided to it under this Article XIV.

14.9.        Exclusive Remedy.  Except as otherwise provided herein or in the Supply Agreement (including, without limitation, Article VI thereof) and except with respect to claims for fraud or for equitable relief (including specific performance), the rights of the indemnified Parties under this Article XIV shall be the sole and exclusive remedies of the indemnified Parties and their respective Affiliates with respect to claims covered by this Article XIV.  Without limiting the generality of the foregoing, in no event shall any Party, its successors or permitted assigns be entitled to claim or seek rescission of the transactions consummated by this Agreement or the Supply Agreement.

ARTICLE XV - STEERING COMMITTEE

15.1.        Steering Committee Structure and Members. ANIKA and GALDERMA shall create, within ten (10) days after the Effective Date (or such later time as may be mutually agreed to by the Parties), a committee (the “Steering Committee”) to coordinate the Product Development and commercialization of Licensed Products.  The Steering Committee shall have two (2) members from each Party who shall be named at the time of the formation of the Steering Committee.  Each Party may change its representatives upon notice to the other Party.  Members of the Steering Committee shall serve on such terms and conditions as shall be determined by the Party selecting such person for membership on the Steering Committee.  The chairmanship of the Steering Committee shall initially be held by a representative of ANIKA until the first anniversary of the Effective Date and thereafter alternate on an annual basis between the representatives of GALDERMA, on one hand, and the representatives of ANIKA, on the other hand.

15.2.        Steering Committee Meetings. The Steering Committee:  (a) shall hold meetings at such times and places as shall be determined by a majority of the entire membership of the Steering Committee, but in no event shall such meetings be held less frequently than three (3) times per year; (b) may conduct meetings in person or by telephone conference; and (c) shall keep minutes reflecting actions taken at meetings signed by one of the members of the Steering Committee from each of the Parties.  Each Party may invite to the meetings those people whom it believes may be necessary to discuss issues to be discussed at such meeting.

15.3.        Steering Committee Action by Agreement of the Parties Only.  Actions to be taken by the Steering Committee pursuant to the terms of this Agreement shall be taken only following the affirmative vote of all the members of the Steering Committee representing each Party; provided, however, that any expenditures by the Parties not otherwise required by this Agreement shall be confirmed in writing by the most senior officer of GALDERMA and ANIKA, respectively.  If the Steering Committee is unable to reach a decision with regards to any action after consideration of such action at a meeting of the Steering Committee, such decision shall be referred to and be made jointly by such senior officer of GALDERMA and such senior officer of ANIKA pursuant to Section 16.1.

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15.4.        Responsibilities of the Steering Committee.  Subject to Section 15.3, the duties and responsibilities of the Steering Committee shall include to: (i) review, comment and approve any Product Development of Licensed Products being conducted pursuant to Article II of this Agreement, including approval of associated budgets, provided, however, that any modification to a Product Development plan that is requested by a Regulatory Authority shall be deemed to have been agreed to by the Steering Committee and both Parties, provided, further, however, that any modification to a Product Development plan that is not requested by a Regulatory Authority shall need to be agreed in writing by both Parties; (ii) amend the Specifications for Licensed Products, as appropriate; provided, however, that any modification to the Specification that is not requested by a Regulatory Authority shall need to be agreed in writing by both Parties; (iii) review and approve launch plans and annual sales and marketing plans of Licensed Products prior to the implementation thereof; (iv) make determinations concerning whether to Commercialize and/or launch Licensed Products (including good faith consideration of any proposed initial, expedited launches of Licensed Product) in any country in the Territory, including review and approval of associated plans and budgets; (v) review and approve any packaging and marketing strategy; (vii) establish the Per Unit Price and the pricing under Section 6.1(c) for each Line Extension pursuant to Section 6.2; (vii) approve the publication of the results of any Product Development activities relating to Licensed Products pursuant to Section 7.3; and (viii) determine in which additional countries to file, prosecute and maintain one or more of the ANIKA Patents pursuant to Section 8.3.  In connection with any meeting of the Steering Committee, the Parties will endeavor to provide to the other Party all materials in connection with this Section 15.4 at least five (5) Business Days in advance of such meeting.  Notwithstanding anything to the contrary contained herein, ANIKA shall be responsible for the preparation of any Development plans and associated budgets for any Line Extension contemplated by Section 2.2.

ARTICLE XVI - DISPUTE RESOLUTION

16.1.        Dispute Resolution.

(a)           In the case of any claim, dispute or controversy between the Parties arising out of or in connection with or relating to this Agreement (including, without limitation, disputes with respect to the rights and obligations of the Parties following termination), and in case this Agreement does not provide a solution for how to resolve such disputes, the Parties shall endeavor to discuss and negotiate in good faith towards a solution acceptable to both Parties and in the spirit of this Agreement.  If the Parties fail to reach agreement within thirty (30) days, then for a further thirty (30) day period a senior officer of ANIKA and a senior officer of GALDERMA shall discuss in good faith an appropriate resolution to the dispute.

(b)           Notwithstanding the foregoing, if the Parties dispute any Licensed Product recall, withdrawal or corrective action under Article XII of the Supply Agreement, the Parties shall use commercially reasonable efforts to resolve such dispute on an expedited basis, but in no event later than five (5) days after such dispute arises.

(c)           Prior to commencement of arbitration pursuant to Section 16.2, the Parties must attempt to mediate their dispute using a professional mediator from the CPR Institute for Dispute

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Resolution.  Within a period of forty-five (45) days after the request for mediation, the Parties agree to convene with the mediator, with business representatives present, for at least one session to attempt to resolve the matter.  In no event will mediation delay commencement of the arbitration for more than forty-five (45) days absent agreement of the Parties or interfere with the availability of emergency relief.  Any disputes concerning the propriety of the commencement of the arbitration shall be finally settled by arbitration pursuant hereto.

16.2.        Arbitration.  Any claim, dispute or controversy arising out of or in connection with or relating to this Agreement, (including, without limitation, disputes with respect to the rights and obligations of the Parties following termination) not settled by the procedures set forth in Section 16.1 above shall be adjudicated by arbitration in accordance with the arbitration proceedings as set forth in Exhibit E attached hereto.

16.3.        Injunctive Relief.  Each Party hereby acknowledges that, in the event it violates, or threatens to violate, any of the covenants herein, the other Party will be, subject to Section 16.2, entitled to seek from any court of competent jurisdiction, without the posting of any bond or other security, injunctive relief, which rights will be cumulative and in addition to any other rights or remedies in law or equity to which it may be entitled.

ARTICLE XVII - MISCELLANEOUS

17.1.        Relationship of Parties.  For the purposes of this Agreement and the Supply Agreement, each Party is an independent contractor and not an agent or employee of the other Party.  Neither Party shall have authority to make any statements, representations, or commitments of any kind, or to take any action which shall be binding on the other Party, except as may be explicitly provided for herein or therein or authorized in writing.

17.2.        Counterparts.  This Agreement and the Supply Agreement may be executed in two or more counterparts, including facsimile counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same instrument.

17.3.        Headings.  All headings in this Agreement and the Supply Agreement are for convenience only and shall not affect the meaning of any provision hereof.

17.4.        Binding Effect.  This Agreement and the Supply Agreement shall inure to the benefit of and be binding upon the Parties and their respective lawful successors and assigns.

17.5.        Assignment.  Neither Party may assign or transfer this Agreement or the Supply Agreement or its rights and obligations under this Agreement or the Supply Agreement without the prior written consent of the other Party, which consent may not be unreasonably withheld, and any such assignment or transfer shall be null and void and entitle the non-assigning party to terminate this Agreement or the Supply Agreement, as the case may be, forthwith.  Notwithstanding the foregoing, either Party may assign this Agreement or the Supply Agreement without the consent of the other Party in connection with the sale of all or substantially all of its assets (whether by merger, consolidation or otherwise); provided, however, that in no event shall any such assignment release either Party from its responsibilities under this Agreement or the Supply Agreement unless the assignee has agreed in writing to assume all of the obligations of

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assignor hereunder or under the Supply Agreement or thereunder, as the case may be.  In the event the Supply Agreement is assigned by GALDERMA to a Third Party in accordance with this Section 17.5, the guaranty provided by GALDERMA PHARMA S.A. under Section 15.1 of the Supply Agreement shall have no further force or effect.

17.6.        Amendment and Waiver.  This Agreement and the Supply Agreement may be amended, supplemented, or otherwise modified at any time, but only by means of a written instrument signed by both Parties.  Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

17.7.        Governing Law.  This Agreement, the Supply Agreement and the legal relations between the Parties shall be governed by and construed in accordance with the laws of the State of New York, USA, irrespective of any choice of laws or conflict-of-law principles.

17.8.        Severability.  In the event that any provision of this Agreement or the Supply Agreement shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof or thereof, and this Agreement and the Supply Agreement shall be construed as if such invalid or unenforceable provision had not been included herein or therein.

17.9.        Entire Agreement.  This Agreement and the Supply Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede any and all prior or contemporaneous oral and prior written agreements and understandings.

17.10.      Advice of Counsel.  GALDERMA and ANIKA have each consulted counsel of their choice regarding this Agreement and the Supply Agreement, and each acknowledges and agrees that this Agreement and the Supply Agreement shall not be deemed to have been drafted by one party or another and will be construed accordingly.

17.11.      Force Majeure.  Neither Party shall lose any rights hereunder or under the Supply Agreement or be liable to the other Party for damages or losses on account of failure or delay of performance by the defaulting Party if the failure or delay is occasioned by (i) any fire, explosion, unusually severe weather, natural disaster or Act of God; (ii) epidemic, any nuclear, biological, chemical, or similar attack; any other public health or safety emergency; any act of terrorism; and any action reasonably taken in response to any of the foregoing; (iii) any act of declared or undeclared war or of a public enemy, or any riot or insurrection; (iv) any disruption in transportation, communications, electric power or other utilities, or other vital infrastructure; or any means of disrupting or damaging internet or other computer networks or facilities; (v) any strike, lockout or other labor dispute or action; (vi) any action taken in response to any of the foregoing events by any civil or military authority; or (vii) any other event beyond such Party’s control, provided that the Party claiming force majeure has exerted all reasonable efforts to avoid or remedy such force majeure; provided, however, that in no event shall a Party be required to settle any labor dispute or disturbance.  The Party claiming force majeure shall (a) notify in writing the other Party of such disability as soon as practicable and (b) use its commercially reasonable efforts to remove such disability within thirty (30) days of such notice.

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17.12.      Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement and the Supply Agreement.

17.13.      No Trademark Rights.  Except as otherwise explicitly provided herein or therein, no right, express or implied, is granted by this Agreement or the Supply Agreement to use in any manner the name “ANIKA” or “GALDERMA,” or any other trade name or trademark of the other Party or its Affiliates in connection with the performance of the Agreement or the Supply Agreement.

17.14.      Notices.  All notices hereunder or under the Supply Agreement shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (receipt verified), email (receipt acknowledged), mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by express courier service, to the Parties at the following address (or at such other address for a Party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof).

If to ANIKA,

addressed to:

ANIKA THERAPEUTICS INC.
160 New Boston Street
Woburn, MA 01801
Attention:  Chief Executive Officer
Facsimile:  (781) 932-3360
Email: csherwood@anikatherapeutics.com

With a copy to:

Goodwin Procter LLP
Exchange Place
Boston, MA 02109
Attention:  H. David Henken, P.C.
Facsimile:  (617) 523-1231
Email: dhenken@goodwinprocter.com

and

Attention:  Antonio G. Gomes
Facsimile:  (617) 523-1231
Email: agomes@goodwinprocter.com

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If to GALDERMA:

addressed to:

GALDERMA PHARMA S.A.
Zugerstrasse 8
Cham CH-6330
Switzerland
Attn:  Finance & Administration Manager
Fax: +41-21-641-1161

With a copy to:

Debevoise & Plimpton LLP
919 Third Avenue
New York, NY  10022
Attention:  David H. Bernstein, Esq.
Facsimile:  (212) 909-6836
Email: dhbernstein@debevoise.com

17.15.      Waiver.  Except as specifically provided for herein or therein, the waiver from time to time by either of the Parties of any of their rights or their failure to exercise any remedy shall not operate or be construed as a continuing waiver of same or of any other of such Party’s rights or remedies provided in this Agreement or the Supply Agreement.

17.16.      Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement and the Supply Agreement by ANIKA are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11, U.S. code (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(60) of the Bankruptcy Code.  The Parties agree that GALDERMA shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.  ANIKA agrees, during the Term, to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, of all such intellectual property; provided, however, that such descriptions or other appropriate embodiments are held and used by ANIKA in the ordinary course of business, it being understood that ANIKA is not subject to any obligation to develop any additional descriptions or other embodiments of such intellectual property.  The Parties further agree that in the event of the commencement of a bankruptcy proceeding by or against ANIKA under the Bankruptcy Code, GALDERMA shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property, and all embodiments of such intellectual property, and same, if not already in its possession, shall promptly be delivered to GALDERMA (a) upon such commencement of a bankruptcy proceeding upon written request therefore by GALDERMA, unless ANIKA elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement or the Supply Agreement by or on behalf of ANIKA upon written request therefore by GALDERMA.

17.17.      Damages.  EXCEPT AS OTHERWISE PROVIDED FOR IN THIS AGREEMENT OR THE SUPPLY AGREEMENT, NEITHER PARTY SHALL IN ANY

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EVENT BE LIABLE TO THE OTHER FOR LOST PROFITS, PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE SUPPLY AGREEMENT, PROVIDED, THAT THIS LIMITATION SHALL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER THE PROVISIONS OF ARTICLE XIV FOR SUCH DAMAGES CLAIMED BY A THIRD PARTY.

17.18.      Agreement Expenses; Reimbursement.  Except as specifically provided herein, GALDERMA and ANIKA shall each bear their own attorneys’ and accounting fees and other expenses in connection with this Agreement and the Supply Agreement and any related transaction.  Except as otherwise provided herein or in the Supply Agreement, either Party shall invoice the other Party within thirty (30) days of the end of each Calendar Quarter for all costs which are the responsibility of the reimbursing Party under this Agreement or the Supply Agreement.  The reimbursing Party shall reimburse the reimbursed Party for such costs within thirty (30) days of receipt of such invoice.  Such invoice shall itemize such costs in reasonable detail.  If the reimbursing Party does not indicate in writing to the reimbursed Party the basis for any dispute of an invoice within thirty (30) days of receipt of such invoice, the validity of the underlying amounts shall be deemed automatically accepted by the reimbursing Party.  If the reimbursing Party disputes the validity of any invoice provided by the reimbursed Party hereunder, the Parties shall endeavor to resolve the dispute in good faith.  If the Parties are unable to resolve such dispute, the dispute shall be resolved pursuant to the provisions of Article XVI.

17.19.      Schedules and Exhibits.  All Schedules and Exhibits referred to in this Agreement and the Supply Agreement are attached hereto and thereto and incorporated herein or therein by reference.

17.20.      Beneficiaries.  Except as provided in Article XIV, nothing in this Agreement or the Supply Agreement shall confer any rights upon any Person other than the Parties and their respective Affiliates, successors and permitted assigns.

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IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as a sealed instrument effective as of the date first above written.

GALDERMA PHARMA S.A.		ANIKA THERAPEUTICS, INC.

By:	/s/ Humberto C. Antunes	By:	/s/ Charles H. Sherwood
	Name: Humberto C. Antunes		Name: Charles H. Sherwood, Ph.D
	Title: President and CEO		Title: President and CEO

Confidential Treatment Requested

EXHIBIT A

ANIKA PATENTS AND ANIKA PATENT APPLICATIONS

Joint Patents

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ANIKA Patent Applications

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Confidential Treatment Requested

EXHIBIT B

TRADEMARK APPLICATIONS

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Confidential Treatment Requested

EXHIBIT C

SPECIFICATIONS

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Confidential Treatment Requested

EXHIBIT D

COUNTRIES FOR ADDITIONAL ANIKA PATENT APPLICATIONS

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Confidential Treatment Requested

EXHIBIT E

ARBITRATION

Any controversy or claim arising out of or relating to this Agreement shall be resolved by arbitration before a single arbitrator in accordance with the Commercial Rules of Arbitration of the International Chamber of Commerce (the “ICC”) then pertaining (available at http://www.iccwbo.org/court/english/arbitration/pdf_documents/rules_/arb_english.pdf , except where those rules conflict with this provision, in which case this provision controls.  Any application to enforce this clause and enter judgment on any award shall be brought only in the federal or state courts located in the County of New York in the State of New York (the “Courts”).  The arbitration shall be conducted in English, provided that either Party may submit testimony or documentary evidence in any language if it furnishes, upon the request of the other Party, a translation into English of any such testimony or documentary evidence.

The arbitrator shall be selected within twenty (20) Business Days from commencement of the arbitration pursuant to agreement of the Parties or through selection procedures administered by the ICC.  The arbitrator shall not be a citizen of the United States, France or Switzerland.  Within forty-five (45) days of initiation of arbitration, the Parties shall reach agreement upon and thereafter follow procedures, including limits on discovery, assuring that the arbitration will be concluded and the award rendered within no more than six months from selection of the arbitrator or, failing agreement, procedures meeting such time limits will be implemented by the arbitrator after submissions by the Parties and adhered to by the Parties.  In connection with the arbitration proceeding, the arbitrator shall order the prompt exchange of relevant documents by each Party; each Party may take up to two depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving Party; however, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission.  In connection with any arbitration, each Party shall provide to the other, no later than fourteen (14) days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a Party’s witness or expert.

The arbitration shall be held in the County of New York in the State of New York, U.S.A. and the arbitrator shall apply the substantive law of New York, except that the interpretation and enforcement of this arbitration provision shall be governed by the Convention on the Recognition and Enforcement of Foreign Arbitral Awards (the “New York Convention”), 9 U.S.C.A. § 201.  From the date of initiation of arbitration and until such time as any matter has been finally settled by arbitration, the running of the time periods contained in Article XIV as to which Party must cure a breach of this Agreement shall be suspended as to the subject matter of the dispute.  Prior to appointment of an arbitrator, emergency relief may be sought only from the Courts to avoid irreparable harm.  The arbitrator may take all measures necessary for the protection of trade secrets and confidential information, including awarding interim equitable relief.  All proceedings and any award shall be confidential, and the Parties agree not to disclose any information obtained from the other Party in connection with the Arbitration except to the extent required by law or regulation, or to a party’s accountants, attorneys or agents or to enforce any award, or to the extent the information has been lawfully obtained from third parties or is publicly available through other sources.

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